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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS II

SEMI-ANNUAL REPORT

APRIL 30, 2019 (UNAUDITED)

Table of Contents

The Alger Funds II

Shareholders’ Letter	1

Fund Highlights	11

Portfolio Summary	19

Schedules of Investments	20

Statements of Assets and Liabilities	47

Statements of Operations	51

Statements of Changes in Net Assets	55

Financial Highlights	59

Notes to Financial Statements	76

Additional Information	101

Optional Internet Availability of Alger Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of The Alger Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by signing up for paperless delivery at www.icsdelivery.com/alger.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-345-5954 or visiting fundreports.com. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the Alger Fund Complex or with your financial intermediary.

Shareholders’ Letter (Unaudited)	April 30, 2019

Dear Shareholders,

Equities Rally as Economic Recovery Marches toward 10th Birthday

During the six-month reporting period ended April 30, 2019, the economic recovery marched toward a potential mid-year milestone—its 10th birthday. Despite encouraging economic data, market pundits predictably and frequently opined that the duration of the economic recovery could point to an economic slowdown or recession leading to a bear market. Notwithstanding this sentiment, the S&P 500 Index returned 9.76% during the reporting period while, in our view, economic data continued to suggest that a recession was unlikely in the near future. During the reporting period, our investment team navigated considerable market volatility by continuing to focus on what we have done for over 50 years—fundamental stock research. We also spent time reaffirming our broad investment themes, including innovation that is surging through all economic sectors. Our continuing research resulted in us staying the course while maintaining a positive outlook for equities.

Volatility Returns

The S&P 500 Index hit a peak on October 3, 2018 and then fell 19.25% to a December 24, 2018 low of 2351.1. It then rallied 26.13% from the December 24 low until the close of markets on April 30, 2019. Emerging markets led during the reporting period with the MSCI Emerging Markets Index returning 13.89% compared to the 9.15% gain of the MSCI World Index of developed markets. From a broader perspective, international markets returned 9.39% as measured by the MSCI ACWI ex USA Index. Wise investors did not react to the sharp, yet short-term, selloff, but instead stayed focused on the long-term potential of their investments.

Staying the Course

Pessimists frequently focused on the aging of the economic recovery, but we believe that cumulative growth is a more important factor to assess. While the current recovery has been longer than typical, it has generated real cumulative growth of approximately 20% compared to growth of typically more than 35% associated with expansions occurring after 1960, according to data from the U.S. Bureau of Economic Analysis. In addition, the Conference Board Leading Economic Index, which we believe is a good indicator of future economic activity, has remained positive year over year and was up 3% as of the end of April. Since the late 1960s, recessions haven’t occurred until the index declined 3.4% on average year over year.

Market pundits also pounced upon the fourth quarter market decline as an example that the bull market was dying, but we viewed it as an opportunity to buy high-quality companies and we believed that equities could snap back. Since 1987 equity returns have averaged 19% after P/E ratios declined by double-digit amounts, according to data from FactSet Research Systems. We reasoned that with the S&P 500 Index P/E dropping 21% in the fourth quarter, the market was ready to rally. We believe the attractive P/E ratios resulting from the selloff and optimism regarding trade negotiations between the U.S. and China resulted in the strong market gains during the first four months of 2019.

Pundits also focused on declining earnings estimates later in the reporting period. By the end of the six-month reporting period ended April 30, 2019, 46% of S&P 500 companies had reported first quarter results. Based on reported results and estimates for companies that hadn’t reported, first quarter earnings were expected to decline 2.3% year over year, which would be the first year-over-year decline since the second quarter of 2016, according to FactSet Research Systems. For calendar year 2019, earnings are forecast to grow only 3% to 4% compared to 20% last year, according to FactSet Research Systems.

However, during the past 35 years, the Russell 1000 Growth Index generated a median return of 15.8% compared to 14.1% for the Russell 1000 Value Index during periods when earnings growth weakened. We believe this outperformance resulted from the less cyclical nature of growth equities and the tendency for value stocks to have more operational and financial leverage. Going forward, earnings growth is expected to strengthen and reach 8.1% in the final quarter of this year, according to FactSet Research Systems data as of the end of the six-month reporting period ended April 30, 2019.

Moderating economic growth was another concern among pundits. In March the Federal Reserve (the Fed) lowered its prior estimate for 2019 U.S. gross domestic product (GDP) growth from 2.3% to 2.1% while GDP grew 3.1% in 2018. Based on our observations of innovation that is surging through virtually all industries, we continued to believe that the economy is healthy. This belief was confirmed when first quarter 2019 GDP grew 3.2%, the strongest first quarter since 2015. In addition, with the exception of four years associated with recessions, the S&P 500 Index has generated positive gains during periods of moderating GDP growth occurring during the past 35 years.(1) We believe there is no reason to expect a recession this year and we believe that a recession is unlikely in 2020.

Going Forward

We remain optimistic due to the positive Conference Board Leading Economic Index, favorable monetary policy, potential earnings growth and most importantly, innovation that is occurring throughout the economy and supporting economic growth. Regarding monetary policy, the real fed funds rate(2) is under 1%, which we believe is encouraging. Over the past half century, every U.S. recession was preceded by a materially positive real fed funds rate of 2% or higher. For much of 2018, many market pundits thought the Fed would raise interest rates three to four times in 2019. We, on the other hand, argued and correctly predicted that this was highly unlikely and moreover that, regardless of Fed actions, interest rates would remain very low by historical standards and moderate by recent ones. We were correct. The Fed in fact has paused its rate increases since its December 2018 meeting. Oddly, the same pundits have flipped 180 degrees and suggest that the Fed might actually cut rates more than once this year. We think they are again incorrect. Our view is that we are on pause for 2019, and while there might be one more Fed rate action in the next 18 months, the direction is unclear.

We believe that when considering current interest rates and corporate earnings, equities remain very attractive. The “earnings yield” or the inverse of price-to-equity ratios for the S&P 500 Index has historically been just modestly above 10-year Treasury yields. Since the global financial crisis, however, the spread has widened and was approximately 340 basis points as of April 30, 2019, which we believe makes equities attractive relative to bonds.

We are also optimistic that earnings growth will improve when considering that certain idiosyncratic factors, such as weak semiconductor and energy sector profits, have been limiting the growth of corporate profits. As the semiconductor cycle improves and higher oil prices flow through oil and gas company financial statements, we believe overall earnings growth should improve by the end of the year. According to FactSet Research Systems consensus expectations, earnings growth could reach 8.1% for the fourth quarter of this year.

We are also optimistic because innovation is strong. The digital revolution, including the Internet of Things, cloud computing, artificial intelligence, driver assistance technology and 5G wireless communication, is helping leading corporations grow their earnings by creating new products and services that are disrupting legacy business models. In closing we intend to continue to focus on conducting in-depth fundamental research to find companies that are positioned to potentially grow their earnings by capturing market share or creating new niches with innovative products and services.

Portfolio Matters

Alger Spectra Fund

The Alger Spectra Fund generated a 12.98% return for the fiscal six-month period ended April 30, 2019, compared to the 11.81% return of the Russell 3000 Growth Index.

During the reporting period, Information Technology and Health Care were the largest sector weightings. The largest sector overweight was Health Care and the largest sector underweight was Industrials. For the reporting period, the Fund’s average portfolio allocation to long positions, which was increased by leverage, was 101.39%. The Fund had a 4.20% allocation to short positions and a 2.81% allocation to cash.

Contributors to Performance

The Consumer Discretionary and Information Technology sectors provided the greatest contributions to relative performance. Among individual positions, Amazon.com, Inc.; Microsoft Corp.; Visa, Inc., Cl. A; Facebook, Inc., Cl. A; and salesforce.com, inc. provided the greatest contributions to performance. Shares of Amazon.com performed strongly in response to the company continuing to take market share from brick and mortar retailers. Strong growth of the company’s web hosting and digital advertising services also supported the performance of Amazon.com shares.

Short position Carnival Corp. also contributed to performance. Carnival operates cruise lines. Shares of the company underperformed after the company lowered its earnings guidance due to higher fuel costs. Investors may also have been concerned about the weakness in European markets that represent more than half of the cruise line passenger bookings. As the price of Carnival stock declined, the value of the short position increased and contributed to performance.

Detractors from Performance

The Consumer Staples and Industrials sectors were among the sectors that detracted from results. Regarding individual positions, Apple, Inc.; UnitedHealth Group, Inc.; Conagra Brands, Inc.; NVIDIA Corp.; and Cigna Corp. were the top detractors from performance. Apple’s iOS operating system is the company’s unique intellectual property and competitive strength. This software drives extremely tight engagement with consumers and enterprises.

Such engagement fosters growing purchases of high margin services such as music and apps, along with increasing use of Apple Pay. The shares underperformed as investors considered a slowing consumer demand environment for smartphones, which is driven by some skepticism around the utility of phones sold at increasingly high price points.

Short position MongoDB, Inc., Cl. A also detracted from results. Mongo DB develops and operates cloud-based technology for databases. The bullish consensus expectation for Mongo is based on the belief that the company has potential to displace incumbent database solutions. Our research indicates that emerging competition from large technology companies that are introducing “good enough” distributed database offerings has potential to prevent MongoDB from achieving investors’ growth expectations. We have already observed customer defection from MongoDB. Unfortunately, competitive pressure has yet to erode investors’ confidence in MongoDB and shares of the company generated positive performance, resulting in the short position detracting from the portfolio’s results.

Alger Responsible Investing Fund

The Alger Responsible Investing Fund returned 11.68% for the fiscal six-month period ended April 30, 2019, compared to the 12.09% return of the Russell 1000 Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest underweight was Communication Services. The Information Technology and Consumer Discretionary sectors provided the greatest contributions to relative performance. Among individual positions, Microsoft Corp.; Amazon.com, Inc.; Visa, Inc., Cl. A; salesforce.com, inc.; and Honeywell International, Inc. were among the top contributors to performance. Shares of Amazon.com outperformed in response to developments identified in the Alger Spectra Fund discussion.

Detractors from Performance

The Health Care and Communication Services sectors were among the sectors that detracted from results. Among individual positions, Apple, Inc.; Cigna Corp.; Humana, Inc.; Biogen, Inc.; and Encana Corp. were top detractors from results. Shares of Apple underperformed in response to developments identified in the Alger Spectra Fund discussion.

Alger Dynamic Opportunities Fund

The Alger Dynamic Opportunities Fund returned 8.98% for the fiscal six-month period ended April 30, 2019, compared to the 9.76% return of the Fund’s benchmark, the S&P 500 Index.

During the reporting period, the average allocation to long positions was 83.83% and the average allocation to short positions was 31.10%. The Fund’s cash allocation was 47.27%. Based on the combined allocations of long and short positions, Information Technology and Health Care were the largest sector weightings for the reporting period. The Industrials sector was the only sector overweighting while Financials and Consumer Discretionary were the largest sector underweightings.

Contributors to Performance

The Health Care and Industrials sectors provided the largest contributions to relative performance. Long positions in aggregate outperformed the Fund’s benchmark and contributed to both absolute and relative performance.

Among long positions, Wayfair, Inc., Cl. A; Trade Desk, Inc., Cl. A; TransDigm Group, Inc.; Chegg, Inc.; and Portola Pharmaceuticals, Inc. were the top contributors to performance. Trade Desk provides a technology platform for managing digital display, mobile and video advertising campaigns. It is a pioneer in programmatic advertising, which seeks to pitch advertisements that are targeted to viewers’ specific interests. Trade Desk’s sales growth has benefitted from accelerating favorable trends, including brands moving from analog marketing to digital and programmatic advertising comprising the quickest growing segment within digital marketing. In particular, connected TV, or TV that accesses content via the internet, has reached an inflection point and is starting to contribute meaningfully to advertising growth. We believe programmatic advertising is still in its early phase of adoption.

Short exposure to multinational specialty pharmaceutical company Bausch Health Companies, Inc. also contributed to performance. We believe the company has a weak innovation engine with few significant new drugs coming to market at a time when the drugs the company already markets have been losing market share. Those factors and concerns about debt have weighed upon the performance of Bausch Health Companies share performance. As the share price declined, the short exposure contributed to performance.

Detractors from Performance

The Information Technology and Financials sectors were among the sectors that detracted from relative performance. In addition, short exposure, in aggregate, detracted from results. Regarding individual long positions, Apple, Inc.; Tiffany & Co.; Take-Two Interactive Software, Inc.; XPO Logistics, Inc.; and Stamps.com, Inc. were the top detractors from performance. Shares of Apple underperformed in response to developments identified in the Alger Spectra Fund discussion.

Short exposure to Snap, Inc. also detracted from results. Snap provides a smartphone app called Snapchat that allows users to send and receive photos, texts and videos. Users can edit images with filters, drawings and captions. We believe the company has been facing challenges due to competition, questionable return on investment for advertisers and the fickle nature of its young audience. The stock rallied due to fourth quarter revenue and adjusted earnings before interest, tax, depreciation and amortization exceeding expectations. The company has stabilized its number of daily active users but we believe it may face an uphill battle with respect to achieving sustained growth and profitability for the aforementioned reasons. As the share price of Snap increased, the short exposure detracted from results.

Alger Emerging Markets Fund

The Alger Emerging Markets Fund returned 14.83% for the fiscal six-month period ended April 30, 2019, compared to the 13.90% return of its benchmark, the MSCI Emerging Markets Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Financials and Consumer Discretionary. The largest sector overweight was Consumer Staples and the largest sector underweight was Communication Services. The Consumer Discretionary and Consumer Staples sectors provided the largest contributions to relative performance.

Stock selection resulted in India, China and Brazil making large contributions to relative performance. Among individual positions, Tencent Holdings, Ltd.; Alibaba Group Holding, Ltd.; Jumia Technologies AG; Globant SA; and Kweichow Moutai Co., Ltd., Cl. A were among the top contributors to performance. Alibaba is China’s largest e-commerce company with Taobao serving the consumer-to-consumer market and Tmall serving the business-to-consumer market. Alibaba’s revenues have grown substantially and the company has maintained healthy operating metrics. Positive secular trends in middle class consumption continue in China and Alibaba’s management remains positive on “new retail” opportunities.

Detractors from Performance

The Information Technology and Real Estate sectors were among the sectors that detracted from results. From a country perspective, stock selection resulted in South Korea, Thailand, South Africa and Taiwan being among countries that were the largest detractors from performance.

Regarding individual positions, NMC Health PLC; PetroChina Company Ltd; Ecopetrol SA; PagSeguro Digital Ltd.; and StoneCo Ltd. were among the top detractors from performance. NMC Health is the United Arab Emirates’s (UAE) largest private health care provider and operates hospitals across the UAE, Saudi Arabia, Oman and Qatar. The company reported solid 2018 results with revenues for the second half of the year increasing 36% year over year. There were concerns about the vice chairman pledging 9% of the company’s shares and overall concerns about Saudi Arabia, a new market for the company that is being targeted as a potential future growth driver. Those concerns centered on “Saudization,” or the replacement of foreign workers with Saudi nationals. The change could potentially deplete NMC’s core customer base as well as increase the risk of non-payment of receivables by the Saudi government. Rising demand for private health care in the Middle East continues as residents live longer and are suffering from more lifestyle-related health complications.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer

Fred Alger Management, Inc.

(1) Source: FactSet Research Systems and Alger. Periods of material slowing of GDP are defined as negative change in the annual real GDP growth rate of 50 basis points or more.

(2) Fed funds are overnight loans banks use to meet reserve requirement at the end of each day. The real rate of the fed funds is the interest rate charged for these overnight loans established by the Federal Reserve minus the year-over-year change in the PCE Price Index (personal consumption expenditure) ex food and energy.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund performance returns represent the six-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2019. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the six-month fiscal period April 30, 2019.

Risk Disclosures

Alger Spectra Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Short sales could increase market exposure, magnifying losses and increasing volatility. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities.

Alger Responsible Investing Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The environmental, social and governance investment criteria may limit the number of investment opportunities available, and as a result, returns may be lower than vehicles not subject to such considerations. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

Alger Dynamic Opportunities Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Short sales could increase market exposure, magnifying losses and increasing volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Emerging Markets Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Foreign securities and emerging markets involve special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility.

For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about The Alger Funds II call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  The S&P 500: An index of large company stocks considered to be represen-tative of the U.S. stock market.

•                  The Conference Board Leading Economic Index is based on a variety of economic data and is part of the Conference Board’s analytic system that seeks to signal peaks and troughs in the business cycle.

•                  The MSCI ACWI ex USA Index (gross) captures large and mid cap represen-tation across 23 of 24 developed markets countries (excluding the US) and 23 emerging markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

•                  The MSCI World Index is a broad global equity benchmark that represents large and mid-cap equity performance of 23 developed market countries.

•                  The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•                  The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the growth opportunities within the broad market.

•                  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s lead-ing style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•                  Russell 1000 Value Index: An index of common stocks designed to track the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values.

•                  FactSet Research Systems provides data and research for investment managers, hedge funds, investment bankers and other financial professionals.

FUND PERFORMANCE AS OF 3/31/19 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Alger Spectra Class A (Inception 7/28/69)	5.29%	11.19%	17.49%
Alger Spectra Class C (Inception 9/24/08)*	9.30%	11.55%	17.27%
Alger Spectra Class I (Inception 9/24/08)†	11.09%	12.41%	18.19%

			SINCE
	1 YEAR	5 YEARS	INCEPTION
Alger Spectra Class Y (Inception 12/03/18)	n/a	n/a	3.71%
Alger Spectra Class Z (Inception 12/29/10)	11.51%	12.75%	13.93%

*                 Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†                 Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

FUND PERFORMANCE AS OF 3/31/19 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Responsible Investing Class A (Inception 12/4/00)	5.24%	8.62%	13.41%	3.43%
Alger Responsible Investing Class C (Inception 9/24/08)*	9.15%	8.95%	13.15%	8.60%
Alger Responsible Investing Class I (Inception 9/24/08)†	11.07%	9.82%	14.04%	9.44%
Alger Responsible Investing Class Z (Inception 10/14/16)	11.57%	n/a	n/a	17.39%
Alger Dynamic Opportunities Class A (Inception 11/2/09)	5.33%	5.75%	n/a	6.25%
Alger Dynamic Opportunities Class C (Inception 12/29/10)‡	9.33%	6.08%	n/a	6.04%
Alger Dynamic Opportunities Class Z (Inception 12/29/10)	11.45%	7.22%	n/a	6.96%
Alger Emerging Markets Class A (Inception 12/29/10)	(19.09)%	0.73%	n/a	(0.26)%
Alger Emerging Markets Class C (Inception 12/29/10)	(16.03)%	1.08%	n/a	(0.41)%
Alger Emerging Markets Class I (Inception 12/29/10)	(14.54)%	1.84%	n/a	0.33%
Alger Emerging Markets Class Y (Inception 5/9/16)	(14.12)%	n/a	n/a	9.18%
Alger Emerging Markets Class Z (Inception 2/28/14)	(14.11)%	2.27%	n/a	2.16%

Alger Responsible Investing Fund Class A shares performance figures prior to January 12, 2007 are those of the Alger Green Institutional Fund and performance prior to October 19, 2006 represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund. As of December 30, 2016 the Alger Green Fund became the Alger Responsible Investing Fund.

*                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

‡                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Funds’ average annual total returns include changes in share price and reinvestment of dividends and capital gains.

ALGER SPECTRA FUND

Fund Highlights Through April 30, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 4/30/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2019. Figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Figures for the Alger Spectra Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Spectra Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SPECTRA FUND

Fund Highlights Through April 30, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/19

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1974
Class A (Inception 7/28/69)	9.34%	12.66%	17.09%	15.72%
Class C (Inception 9/24/08)*	13.51%	13.02%	16.83%	15.00%
Class I (Inception 9/24/08)†	15.38%	13.90%	17.76%	15.88%
Russell 3000 Growth Index	16.61%	14.17%	16.83%	n/a

				Since
	1 YEAR	5 YEARS	10 YEARS	12/3/2018
Class Y (Inception 12/3/2018)	n/a	n/a	n/a	9.42%
Russell 3000 Growth Index	n/a	n/a	n/a	9.02%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	15.77%	14.25%	n/a	14.52%
Russell 3000 Growth Index	16.61%	14.17%	n/a	14.43%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Class A, C, and I historical performance is calculated from December 31, 1974, the first full calendar year that Fred Alger Management, Inc. was the Fund’s investment adviser. The Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996, during which time the calculation of total return assumed dividends were reinvested at market value. Had dividends not been reinvested, performance would have been lower. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER RESPONSIBLE INVESTING FUND

Fund Highlights Through April 30, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 4/30/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Responsible Investing Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2019. Prior to December 30, 2016, the Fund followed different investment strategies under the name “Alger Green Fund” and was managed by a different portfolio manager. Accordingly, performance prior to that date does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Responsible Investing Fund Class A and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Responsible Investing Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Responsible Investing Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER RESPONSIBLE INVESTING FUND

Fund Highlights Through April 30, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/19

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	12/4/2000
Class A (Inception 12/4/00)	10.64%	10.04%	12.93%	3.71%
Russell 1000 Growth Index	17.43%	14.50%	16.96%	6.19%

PERFORMANCE COMPARISON AS OF 4/30/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 9/24/2008
Class C (Inception 9/24/08)	14.86%	10.37%	12.66%	9.06%
Class I (Inception 9/24/08)	16.66%	11.24%	13.53%	9.90%
Russell 1000 Growth Index	17.43%	14.50%	16.96%	13.37%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z (Inception 10/14/16)	17.21%	n/a	n/a	19.21%
Russell 1000 Growth Index	17.43%	n/a	n/a	20.36%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Performance figures prior to January 12, 2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through April 30, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

from 11/02/09 to 4/30/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the S&P 500 Index and the HFRI Equity Hedge (Total) Index (both unmanaged indices of hedge funds) from November 2, 2009, the inception date of the Alger Dynamic Opportunities Fund Class A, through April 30, 2019. Effective March 1, 2017, Weatherbie Capital, LLC, a wholly-owned subsidiary of Alger Associates, Inc., the parent company of Fred Alger Management, Inc., began providing investment sub-advisory services for a portion of the assets of the Alger Dynamic Opportunities Fund. Figures for the Alger Dynamic Opportunities Fund Class A and the S&P 500 Index and the HFRI Equity Hedge (Total) Index include reinvestment of dividends. Figures for the Alger Dynamic Opportunities Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Dynamic Opportunities Fund Class C and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through April 30, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/2/2009
Class A (Inception 11/2/09)	5.97%	6.41%	n/a	6.32%
Class C (Inception 12/29/10)*	10.03%	6.73%	n/a	6.11%
S&P 500 Index	13.49%	11.63%	n/a	13.92%
HFRI Equity Hedge (Total) Index	0.99%	4.05%	n/a	4.91%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	12.22%	7.90%	n/a	7.04%
S&P 500 Index	13.49%	11.63%	n/a	13.07%
HFRI Equity Hedge (Total) Index	0.99%	4.05%	n/a	3.92%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                           Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER EMERGING MARKETS FUND

Fund Highlights Through April 30, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

from 12/29/10 to 4/30/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index (an unmanaged index of common stocks) from December 29, 2010, the inception date of the Alger Emerging Markets Fund Class A, through April 30, 2019. Figures for the Alger Emerging Markets Fund Class A and the MSCI Emerging Markets Index include reinvestment of dividends. Figures for the Alger Emerging Markets Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Emerging Markets Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expense and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER EMERGING MARKETS FUND

Fund Highlights Through April 30, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class A (Inception 12/29/10)	(13.56)%	1.50%	n/a	0.10%
Class C (Inception 12/29/10)	(10.38)%	1.82%	n/a	(0.07)%
Class I (Inception 12/29/10)	(8.74)%	2.61%	n/a	0.68%
MSCI Emerging Markets Index	(4.68)%	4.42%	n/a	2.14%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/9/2016
Class Y (Inception 5/9/16)	(8.24)%	n/a	n/a	10.01%
MSCI Emerging Markets Index	(4.68)%	n/a	n/a	13.55%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2014
Class Z (Inception 2/28/14)	(8.25)%	3.03%	n/a	2.72%
MSCI Emerging Markets Index	(4.68)%	4.42%	n/a	4.97%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†
April 30, 2019 (Unaudited)

SECTORS	Alger Spectra Fund*	Alger Responsible Investing Fund	Alger Dynamic Opportunities Fund*
Communication Services	12.5%	9.1%	4.7%
Consumer Discretionary	20.3	19.2	6.2
Consumer Staples	1.2	4.3	0.5
Energy	0.3	0.4	0.9
Exchange Traded Funds	0.0	0.0	(0.2)
Financials	5.1	4.1	2.7
Health Care	15.9	9.3	16.7
Industrials	8.0	11.3	8.3
Information Technology	34.0	36.0	12.4
Market Indices	(0.1)	0.0	(1.5)
Materials	2.6	1.0	(0.2)
Real Estate	0.1	1.7	(2.9)
Utilities	0.0	0.0	0.7
Short-Term Investments and Net Other Assets	0.1	3.6	51.7
	100.0%	100.0%	100.0%

COUNTRY	Alger Emerging Markets Fund
Argentina	1.6%
Brazil	9.3
Chile	1.2
China	31.1
Colombia	0.5
Germany	0.6
Hong Kong	2.9
Hungary	0.6
India	11.0
Indonesia	2.9
Malaysia	0.6
Mexico	1.6
Peru	1.7
Philippines	1.3
Poland	1.2
Russia	2.2
South Africa	4.5
South Korea	11.8
Taiwan	9.0
Thailand	1.4
United Arab Emirates	0.6
Cash and Net Other Assets	2.4
100.0%

*                 Includes short sales as a reduction of sector exposure.

†                 Based on net assets for each Fund.

THE ALGER FUNDS II  | ALGER SPECTRA FUND

Schedule of Investments April 30, 2019 (Unaudited)

COMMON STOCKS—105.9%	SHARES	VALUE
AEROSPACE & DEFENSE—2.3%
L3 Technologies, Inc.+	46,979	$10,268,670
The Boeing Co.	244,930	92,507,612
United Technologies Corp.	275,796	39,331,267
		142,107,549
AGRICULTURAL & FARM MACHINERY—0.5%
Deere & Co.	185,512	30,726,353

APPAREL ACCESSORIES & LUXURY GOODS—0.7%
Levi Strauss & Co., Cl. A*	503,012	11,272,499
Lululemon Athletica, Inc.*	76,550	13,499,593
LVMH Moet Hennessy Louis Vuitton SE	41,161	16,161,238
		40,933,330
APPLICATION SOFTWARE—8.8%
Adobe, Inc.*,+	795,074	229,975,155
Aspen Technology, Inc.*	205,310	25,029,342
Avalara, Inc.*	522,997	30,788,833
Cadence Design Systems, Inc.*	168,279	11,675,197
Palantir Technologies, Inc., Cl. A*,@,(a)	348,292	2,002,679
RealPage, Inc.*	411,228	26,816,178
salesforce.com, Inc.*,+	1,359,334	224,765,877
		551,053,261
AUTO PARTS & EQUIPMENT—0.8%
Aptiv PLC.	551,864	47,294,745

BIOTECHNOLOGY—2.7%
Alexion Pharmaceuticals, Inc.*,+	74,251	10,107,789
Alnylam Pharmaceuticals, Inc.*	355,500	31,760,370
Incyte Corp.*	217,328	16,690,790
Sarepta Therapeutics, Inc.*,+	292,312	34,182,965
Vertex Pharmaceuticals, Inc.*,+	443,422	74,929,450
		167,671,364
BUILDING PRODUCTS—0.4%
AO Smith Corp.+	497,342	26,145,269

CABLE & SATELLITE—0.4%
Charter Communications, Inc., Cl. A*	73,497	27,281,351

CASINOS & GAMING—0.4%
Wynn Resorts Ltd.	171,294	24,743,418

CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.4%
Caterpillar, Inc.	201,049	28,030,252

CONSTRUCTION MATERIALS—0.9%
Vulcan Materials Co.	464,911	58,629,926

DATA PROCESSING & OUTSOURCED SERVICES—7.6%
Adyen NV*,(b)	2,259	1,841,163
PayPal Holdings, Inc.*,+	1,044,027	117,734,925
Visa, Inc., Cl. A+	1,944,713	319,769,158
Worldpay, Inc., Cl. A*	353,023	41,377,826
		480,723,072

THE ALGER FUNDS II  | ALGER SPECTRA FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—105.9% (CONT.)	SHARES	VALUE
DEPARTMENT STORES—0.2%
Kohl’s Corp.	210,589	$14,972,878

DIVERSIFIED BANKS—1.6%
Citigroup, Inc.+	1,188,883	84,054,028
JPMorgan Chase & Co.	167,862	19,480,385
		103,534,413
DIVERSIFIED SUPPORT SERVICES—1.1%
Cintas Corp.	332,522	72,203,827

EDUCATION SERVICES—0.3%
TAL Education Group#,*	436,341	16,786,038

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.2%
Cognex Corp.	304,891	15,375,653

FINANCIAL EXCHANGES & DATA—2.2%
Intercontinental Exchange, Inc.	1,159,376	94,315,237
S&P Global, Inc.	207,186	45,717,663
		140,032,900
FOOTWEAR—0.5%
NIKE, Inc., Cl. B	372,129	32,684,090

GENERAL MERCHANDISE STORES—1.2%
Dollar Tree, Inc.*	678,091	75,457,966

HEALTH CARE EQUIPMENT—8.3%
Abbott Laboratories+	1,626,220	129,382,063
ABIOMED, Inc.*,+	69,062	19,158,489
Boston Scientific Corp.*	3,353,436	124,479,544
Danaher Corp.+	1,154,833	152,946,083
DexCom, Inc.*,+	121,824	14,749,232
Edwards Lifesciences Corp.*,+	77,039	13,564,257
Intuitive Surgical, Inc.*,+	116,984	59,735,540
Medtronic PLC.	87,880	7,804,623
		521,819,831
HEALTH CARE SERVICES—0.3%
Cigna Corp.	101,537	16,128,137

HOME IMPROVEMENT RETAIL—1.6%
Lowe’s Cos, Inc.	136,657	15,461,373
The Home Depot, Inc.	436,787	88,973,512
		104,434,885
HOTELS RESORTS & CRUISE LINES—1.3%
Royal Caribbean Cruises Ltd.	654,201	79,119,069

HYPERMARKETS & SUPER CENTERS—1.2%
BJ’s Wholesale Club Holdings, Inc.*,+	1,766,649	50,084,499
Walmart, Inc.	240,975	24,781,869
		74,866,368
INDUSTRIAL CONGLOMERATES—2.3%
Honeywell International, Inc.	817,447	141,933,323

INDUSTRIAL GASES—1.1%
Air Products & Chemicals, Inc.	338,750	69,711,363

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—105.9% (CONT.)	SHARES	VALUE
INTERACTIVE HOME ENTERTAINMENT—0.4%
Take-Two Interactive Software, Inc.*	266,235	$25,779,535

INTERACTIVE MEDIA & SERVICES—9.0%
Alphabet, Inc., Cl. C*,+	289,303	343,830,829
Facebook, Inc., Cl. A*,+	1,105,327	213,770,242
Twitter, Inc.*	276,624	11,040,064
		568,641,135
INTERNET & DIRECT MARKETING RETAIL—13.4%
Alibaba Group Holding Ltd.#,*	289,310	53,687,257
Altaba, Inc.*,+	2,154,019	162,391,492
Amazon.com, Inc.*,+	310,159	597,527,517
Etsy, Inc.*	311,541	21,041,479
GrubHub, Inc.*,+	96,729	6,460,530
		841,108,275
INVESTMENT BANKING & BROKERAGE—0.9%
Morgan Stanley+	1,176,739	56,777,657
The Goldman Sachs Group, Inc.	12,251	2,522,726
		59,300,383
IT CONSULTING & OTHER SERVICES—0.2%
EPAM Systems, Inc.*	63,838	11,449,984

LEISURE FACILITIES—0.7%
Vail Resorts, Inc.	197,331	45,159,199

LIFE SCIENCES TOOLS & SERVICES—2.6%
Illumina, Inc.*	169,324	52,829,088
NanoString Technologies, Inc.*,+	569,623	14,793,109
Thermo Fisher Scientific, Inc.	346,683	96,187,199
		163,809,396
MANAGED HEALTH CARE—2.2%
UnitedHealth Group, Inc.	607,428	141,573,244

MOVIES & ENTERTAINMENT—2.5%
Netflix, Inc.*	196,609	72,851,499
The Walt Disney Co.+	612,020	83,828,379
		156,679,878
OIL & GAS EXPLORATION & PRODUCTION—0.3%
Pioneer Natural Resources Co.	117,257	19,518,600

PHARMACEUTICALS—0.7%
Allergan PLC.	109,923	16,158,681
GW Pharmaceuticals PLC.#,*	176,037	29,804,824
		45,963,505
PROPERTY & CASUALTY INSURANCE—1.3%
The Progressive Corp.	1,027,362	80,288,340

RAILROADS—1.3%
Union Pacific Corp.	446,252	79,004,454

RESEARCH & CONSULTING SERVICES—0.6%
CoStar Group, Inc.*	72,376	35,916,590

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—105.9% (CONT.)	SHARES	VALUE
RESTAURANTS—0.8%
McDonald’s Corp.+	247,229	$48,845,034

SEMICONDUCTOR EQUIPMENT—1.5%
Applied Materials, Inc.	427,416	18,836,223
Lam Research Corp.	368,544	76,447,082
		95,283,305
SEMICONDUCTORS—3.8%
Broadcom, Inc.	261,002	83,103,037
Marvell Technology Group Ltd.	2,712,695	67,871,629
Microchip Technology, Inc.	344,563	34,418,398
QUALCOMM, Inc.+	258,518	22,266,155
Xilinx, Inc.	247,136	29,690,919
		237,350,138
SPECIALTY CHEMICALS—0.9%
The Sherwin-Williams Co.	121,504	55,263,664

SYSTEMS SOFTWARE—9.9%
Microsoft Corp.+	4,599,793	600,732,966
Palo Alto Networks, Inc.*	14,313	3,561,504
Proofpoint, Inc.*	128,936	16,171,153
		620,465,623
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.0%
Apple, Inc.+	929,512	186,525,173

WIRELESS TELECOMMUNICATION SERVICES—0.6%
T-Mobile US, Inc.*	494,378	36,084,650
TOTAL COMMON STOCKS (Cost $4,601,862,331)		6,658,410,736

PREFERRED STOCKS—0.3%	SHARES	VALUE
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*,@,(a)	1,420,438	8,167,518
Palantir Technologies, Inc., Cl. D*,@,(a)	185,062	1,064,107
		9,231,625
BIOTECHNOLOGY—0.1%
Prosetta Biosciences, Inc., Series D*,@,(a),(c)	2,912,012	5,853,144

PHARMACEUTICALS—0.0%
Intarcia Therapeutics, Inc., Series DD*,@,(a)	171,099	1,589,510

TOTAL PREFERRED STOCKS (Cost $29,247,649)		16,674,279

REAL ESTATE INVESTMENT TRUST—0.7%	SHARES	VALUE
SPECIALIZED—0.7%
Crown Castle International Corp.+	359,164	45,175,648
(Cost $38,322,417)		45,175,648

SPECIAL PURPOSE VEHICLE—0.0%	SHARES	VALUE
CONSUMER FINANCE—0.0%
JS Kred SPV I, LLC*,@,(a)	2,715,111	—
(Cost $2,715,111)		—

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

		VALUE
Total Investments (Cost $4,672,147,508)	106.9%	$6,720,260,663
Affiliated Securities (Cost $13,104,054)		5,853,144
Unaffiliated Securities (Cost $4,659,043,454)		6,714,407,519
Securities Sold Short (Proceeds $428,080,907)	(7.0)%	(441,154,858)
Other Assets in Excess of Liabilities	0.1%	7,541,282
NET ASSETS	100.0%	$6,286,647,087

#                 American Depositary Receipts.

(a)         Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(b)         Pursuant to Securities and Exchange Commission Rule 144A, this security may be sold prior to its maturity only to qualified institutional buyers. This security represents 0.0% of the net assets of the Fund.

(c)          Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

*                 Non-income producing security.

@            Restricted security - Investment in security not registered under the Securities Act of 1933. The investment may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2019
Intarcia Therapeutics, Inc., Series DD	03/27/14	$5,541,897	0.14%	$1,589,510	0.03%
JS Kred SPV I, LLC	06/26/15	2,715,111	0.05%	0	0.00%
Palantir Technologies, Inc., Cl. A	10/07/14	2,266,336	0.05%	2,002,679	0.03%
Palantir Technologies, Inc., Cl. B	10/07/14	9,379,767	0.22%	8,167,518	0.13%
Palantir Technologies, Inc., Cl. D	10/14/14	1,221,931	0.03%	1,064,107	0.02%
Prosetta Biosciences, Inc., Series D	02/06/15	13,104,054	0.28%	5,853,144	0.09%
Total				$18,676,958	0.30%

+ All or a portion of this security is held as collateral for securities sold short.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short April 30, 2019 (Unaudited)

COMMON STOCKS—(6.4)%	SHARES	VALUE
AIR FREIGHT & LOGISTICS—(0.1)%
United Parcel Service, Inc., Cl. B	(81,103)	$(8,614,761)

APPLICATION SOFTWARE—(0.2)%
SAP SE#	(109,391)	(14,096,124)

AUTOMOBILE MANUFACTURERS—(0.3)%
Tesla, Inc.	(78,540)	(18,746,713)

BIOTECHNOLOGY—(0.5)%
AbbVie, Inc.	(36,527)	(2,899,879)
iShares Nasdaq Biotechnology ETF	(291,266)	(30,996,528)
		(33,896,407)
CONSTRUCTION MACHINERY & HEAVY TRUCKS—(0.4)%
PACCAR, Inc.	(351,320)	(25,179,104)

DIVERSIFIED BANKS—(0.7)%
SPDR S&P Regional Banking ETF	(595,748)	(33,242,738)
US Bancorp	(286,984)	(15,301,987)
		(48,544,725)
HOME FURNISHINGS—(0.1)%
Leggett & Platt, Inc.	(209,735)	(8,255,170)

HOME FURNISHING RETAIL—(0.1)%
Williams-Sonoma, Inc.	(104,844)	(5,993,931)

HOTELS RESORTS & CRUISE LINES—(0.2)%
Hilton Worldwide Holdings, Inc.	(180,077)	(15,664,898)

HOUSEHOLD APPLIANCES—(0.2)%
iRobot Corp.	(134,141)	(13,888,959)

INDUSTRIAL CONGLOMERATES—(0.4)%
3M Co.	(127,793)	(24,218,051)

INTERACTIVE MEDIA & SERVICES—(0.2)%
Baidu, Inc.#	(18,399)	(3,058,466)
Weibo Corp.#	(93,807)	(6,425,779)
		(9,484,245)
INTERNET SERVICES & INFRASTRUCTURE—(0.3)%
MongoDB, Inc., Cl. A	(112,336)	(15,830,389)

LIFE SCIENCES TOOLS & SERVICES—(0.5)%
Waters Corp.	(147,037)	(31,398,281)

MARKET INDICES—(0.1)%
iShares Russell 2000 ETF	(57,795)	(9,148,371)

MOVIES & ENTERTAINMENT—(0.1)%
iQIYI, Inc.#	(136,501)	(3,018,037)
Tencent Music Entertainment Group#	(176,385)	(3,033,822)
		(6,051,859)
PROPERTY & CASUALTY INSURANCE—(0.2)%
The Allstate Corp.	(95,223)	(9,432,790)

RESTAURANTS—(0.7)%
Dunkin’ Brands Group, Inc.	(437,174)	(32,626,296)
Starbucks Corp.	(40,639)	(3,156,837)

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—(6.4)% (CONT.)	SHARES	VALUE
RESTAURANTS—(0.7)% (CONT.)
The Cheesecake Factory, Inc.	(124,945)	$(6,199,771)
		(41,982,904)
SEMICONDUCTORS—(0.1)%
Texas Instruments, Inc.	(41,699)	(4,913,393)

SPECIALTY CHEMICALS—(0.3)%
PPG Industries, Inc.	(133,751)	(15,715,743)

SYSTEMS SOFTWARE—(0.6)%
Check Point Software Technologies Ltd.	(170,593)	(20,600,812)
Fortinet, Inc.	(134,698)	(12,583,487)
Oracle Corp.	(116,533)	(6,447,771)
		(39,632,070)
WIRELESS TELECOMMUNICATION SERVICES—(0.1)%
Sprint Corp.	(715,786)	(3,994,086)
TOTAL COMMON STOCKS (Proceeds $391,615,942)		(404,682,974)

REAL ESTATE INVESTMENT TRUST—(0.6)%	SHARES	VALUE
SPECIALIZED—(0.6)%
American Tower Corp.	(186,748)	(36,471,884)
(Proceeds $36,464,965)		(36,471,884)
Total Securities Sold Short (Proceeds $428,080,907)		$(441,154,858)

# American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments April 30, 2019 (Unaudited)

COMMON STOCKS—94.7%	SHARES	VALUE
AEROSPACE & DEFENSE—2.5%
Hexcel Corp.	6,950	$491,435
The Boeing Co.	2,814	1,062,820
		1,554,255
AIR FREIGHT & LOGISTICS—0.4%
United Parcel Service, Inc., Cl. B	2,574	273,410

APPAREL ACCESSORIES & LUXURY GOODS—1.5%
Levi Strauss & Co., Cl. A*	2,437	54,613
Lululemon Athletica, Inc.*	2,623	462,566
PVH Corp.	3,243	418,315
		935,494
APPAREL RETAIL—0.5%
The Gap, Inc.	12,000	312,960

APPLICATION SOFTWARE—8.0%
Adobe, Inc.*	4,723	1,366,128
Autodesk, Inc.*	5,024	895,327
salesforce.com, Inc.*	16,445	2,719,181
		4,980,636
BIOTECHNOLOGY—2.5%
Sarepta Therapeutics, Inc.*	4,442	519,447
Vertex Pharmaceuticals, Inc.*	6,148	1,038,889
		1,558,336
BUILDING PRODUCTS—0.9%
Allegion PLC.	5,588	554,497

COMMUNICATIONS EQUIPMENT—1.4%
Cisco Systems, Inc.	15,748	881,101

DATA PROCESSING & OUTSOURCED SERVICES—6.6%
PayPal Holdings, Inc.*	8,823	994,970
Visa, Inc., Cl. A	18,899	3,107,563
		4,102,533
DIVERSIFIED BANKS—0.8%
JPMorgan Chase & Co.	4,437	514,914

ELECTRICAL COMPONENTS & EQUIPMENT—0.6%
Rockwell Automation, Inc.	1,902	343,710

ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Tetra Tech, Inc.	8,018	518,925

FOOD RETAIL—0.4%
Kroger Co.	10,029	258,548

FOOTWEAR—1.0%
NIKE, Inc., Cl. B	7,248	636,592

HEALTH CARE EQUIPMENT—0.9%
ABIOMED, Inc.*	1,096	304,041
Edwards Lifesciences Corp.*	1,585	279,071
		583,112
HEALTH CARE SERVICES—0.9%
Cigna Corp.	3,512	557,846

THE ALGER FUNDS II  | ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—94.7% (CONT.)	SHARES	VALUE
HEALTH CARE TECHNOLOGY—0.5%
Medidata Solutions, Inc.*	3,500	$316,190

HOME IMPROVEMENT RETAIL—2.9%
The Home Depot, Inc.	8,795	1,791,542

HOTELS RESORTS & CRUISE LINES—1.3%
Royal Caribbean Cruises Ltd.	6,670	806,670

HOUSEHOLD PRODUCTS—1.8%
The Procter & Gamble Co.	10,255	1,091,952

INDUSTRIAL CONGLOMERATES—4.0%
Honeywell International, Inc.	14,457	2,510,169

INDUSTRIAL GASES—1.0%
Air Products & Chemicals, Inc.	3,038	625,190

INDUSTRIAL MACHINERY—2.1%
Woodward, Inc.	4,802	522,938
Xylem, Inc.	9,025	752,685
		1,275,623
INTERACTIVE HOME ENTERTAINMENT—0.5%
Electronic Arts, Inc.*	3,336	315,752

INTERACTIVE MEDIA & SERVICES—7.9%
Alphabet, Inc., Cl. A*	1,789	2,144,939
Alphabet, Inc., Cl. C*	927	1,101,721
Facebook, Inc., Cl. A*	8,550	1,653,570
		4,900,230
INTERNET & DIRECT MARKETING RETAIL—10.6%
Amazon.com, Inc.*	3,226	6,214,954
Etsy, Inc.*	5,137	346,953
		6,561,907
INVESTMENT BANKING & BROKERAGE—1.5%
Morgan Stanley	18,939	913,807

IT CONSULTING & OTHER SERVICES—1.5%
Accenture PLC., Cl. A	5,172	944,769

LEISURE FACILITIES—0.9%
Vail Resorts, Inc.	2,577	589,746

LIFE SCIENCES TOOLS & SERVICES—0.7%
Agilent Technologies, Inc.	5,800	455,300

MANAGED HEALTH CARE—0.8%
Humana, Inc.	1,990	508,266

MOVIES & ENTERTAINMENT—0.7%
The Walt Disney Co.	3,119	427,209

OIL & GAS EXPLORATION & PRODUCTION—0.4%
Encana Corp.	36,250	251,212

PACKAGED FOODS & MEATS—0.7%
McCormick & Co., Inc.	2,668	410,792

PHARMACEUTICALS—3.0%
Bristol-Myers Squibb Co.	11,447	531,484

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—94.7% (CONT.)	SHARES	VALUE
PHARMACEUTICALS—3.0% (CONT.)
Merck & Co., Inc.	10,929	$860,222
Zoetis, Inc., Cl. A	4,902	499,220
		1,890,926
PROPERTY & CASUALTY INSURANCE—1.1%
The Progressive Corp.	8,642	675,372

REGIONAL BANKS—0.7%
Regions Financial Corp.	26,520	411,856

SEMICONDUCTOR EQUIPMENT—1.4%
Lam Research Corp.	4,234	878,259

SEMICONDUCTORS—2.5%
Broadcom, Inc.	2,036	648,262
NVIDIA Corp.	2,947	533,407
Taiwan Semiconductor Manufacturing Co., Ltd.#	9,223	404,152
		1,585,821
SOFT DRINKS—1.4%
PepsiCo, Inc.	6,849	877,014

SPECIALTY STORES—0.5%
Tiffany & Co.	2,689	289,928

SYSTEMS SOFTWARE—9.8%
Microsoft Corp.	46,614	6,087,788

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.8%
Apple, Inc.	14,754	2,960,685
TOTAL COMMON STOCKS (Cost $29,320,651)		58,920,844

REAL ESTATE INVESTMENT TRUST—1.7%	SHARES	VALUE
SPECIALIZED—1.7%
Equinix, Inc.	1,564	711,151
SBA Communications Corp., Cl. A*	1,725	351,434
		1,062,585
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $884,587)		1,062,585
Total Investments (Cost $30,205,238)	96.4%	$59,983,429
Unaffiliated Securities (Cost $30,205,238)		59,983,429
Other Assets in Excess of Liabilities	3.6%	2,239,908
NET ASSETS	100.0%	$62,223,337

# American Depositary Receipts.
* Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2019 (Unaudited)

COMMON STOCKS—86.1%	SHARES	VALUE
AEROSPACE & DEFENSE—5.9%
Arconic, Inc.	20,223	$434,390
HEICO Corp.+	15,920	1,680,038
Kratos Defense & Security Solutions, Inc.*,+	52,404	832,176
L3 Technologies, Inc.+	2,461	537,925
TransDigm Group, Inc.*,+	6,428	3,101,639
		6,586,168
AIR FREIGHT & LOGISTICS—0.3%
XPO Logistics, Inc.*,+	4,598	313,032

APPAREL ACCESSORIES & LUXURY GOODS—1.1%
Canada Goose Holdings, Inc.*,+	12,248	653,921
Levi Strauss & Co., Cl. A*	23,816	533,717
		1,187,638
APPAREL RETAIL—0.7%
Burlington Stores, Inc.*,+	4,775	806,545

APPLICATION SOFTWARE—9.5%
2U, Inc.*,+	12,038	728,299
Altair Engineering, Inc., Cl. A*,+	16,782	661,882
Avalara, Inc.*,+	4,937	290,641
Ebix, Inc.+	19,489	983,805
Everbridge, Inc.*,+	11,861	876,409
Globant SA*,+	3,453	290,017
HubSpot, Inc.*,+	1,403	258,839
Palantir Technologies, Inc., Cl. A*,@,(a)	6,606	37,985
Paylocity Holding Corp.*,+	15,962	1,541,130
Pegasystems, Inc.	3,672	275,437
PROS Holdings, Inc.*	6,046	309,797
SPS Commerce, Inc.*,+	9,796	1,016,237
SS&C Technologies Holdings, Inc.+	6,235	421,860
Telaria, Inc.*	27,191	196,047
The Trade Desk, Inc., Cl. A*,+	5,916	1,310,276
The Ultimate Software Group, Inc.*,+	4,195	1,387,077
		10,585,738
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
Affiliated Managers Group, Inc.+	3,825	424,269
Hamilton Lane, Inc., Cl. A	481	23,502
Virtus Investment Partners, Inc.	478	58,608
WisdomTree Investments, Inc.+	52,752	379,814
		886,193
AUTO PARTS & EQUIPMENT—0.4%
Aptiv PLC.	4,799	411,274

BIOTECHNOLOGY—7.8%
ACADIA Pharmaceuticals, Inc.*,+	13,458	323,665
Acorda Therapeutics, Inc.*,+	28,937	302,392
Adverum Biotechnologies, Inc.*	4,138	26,690
Alexion Pharmaceuticals, Inc.*,+	3,033	412,882
Alnylam Pharmaceuticals, Inc.*,+	6,585	588,304

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—86.1 (CONT.)	SHARES	VALUE
BIOTECHNOLOGY—7.8% (CONT.)
Array BioPharma, Inc.*	7,132	$161,255
BioMarin Pharmaceutical, Inc.*,+	5,247	448,776
CareDx, Inc.*,+	18,766	510,623
CRISPR Therapeutics AG*	2,108	84,721
Incyte Corp.*,+	11,331	870,221
Neurocrine Biosciences, Inc.*	3,425	247,422
Portola Pharmaceuticals, Inc.*,+	54,575	1,926,497
Puma Biotechnology, Inc.*,+	43,435	1,395,132
Sarepta Therapeutics, Inc.*,+	4,033	471,619
Ultragenyx Pharmaceutical, Inc.*,+	8,732	576,312
Vertex Pharmaceuticals, Inc.*,+	2,156	364,321
		8,710,832
BUILDING PRODUCTS—0.4%
AO Smith Corp.+	9,451	496,839

CONSUMER ELECTRONICS—0.2%
Garmin Ltd.	3,145	269,652

DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Automatic Data Processing, Inc.	3,260	535,911

DEPARTMENT STORES—0.5%
Kohl’s Corp.	7,322	520,594

DIVERSIFIED SUPPORT SERVICES—0.5%
UniFirst Corp.	3,383	534,954

EDUCATION SERVICES—2.5%
Chegg, Inc.*,+	76,982	2,744,408

ELECTRIC UTILITIES—0.7%
NextEra Energy, Inc.+	3,931	764,344

ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
AMETEK, Inc.+	9,493	836,998

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.4%
Fitbit, Inc., Cl. A*	24,946	131,715
FLIR Systems, Inc.+	10,599	561,111
nLight, Inc.*	5,067	132,401
Novanta, Inc.*	1,956	170,211
Trimble, Inc.*	12,978	529,762
		1,525,200
ELECTRONIC MANUFACTURING SERVICES—0.0%
IPG Photonics Corp.*	183	31,976

ENVIRONMENTAL & FACILITIES SERVICES—3.5%
Casella Waste Systems, Inc., Cl. A*,+	18,031	672,917
Waste Connections, Inc.+	35,124	3,258,453
		3,931,370
FINANCIAL EXCHANGES & DATA—0.8%
CME Group, Inc., Cl. A+	4,753	850,312

FOOTWEAR—0.4%
NIKE, Inc., Cl. B	4,498	395,059

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—86.1 (CONT.)	SHARES	VALUE
GENERAL MERCHANDISE STORES—1.2%
Dollar Tree, Inc.*,+	7,447	$828,702
Ollie’s Bargain Outlet Holdings, Inc.*,+	6,017	575,466
		1,404,168
HEALTH CARE DISTRIBUTORS—0.5%
PetIQ, Inc., Cl. A*,+	18,657	512,508

HEALTH CARE EQUIPMENT—6.2%
ABIOMED, Inc.*,+	3,175	880,777
DexCom, Inc.*,+	6,964	843,131
Edwards Lifesciences Corp.*,+	2,281	401,616
Glaukos Corp.*	3,400	245,242
Insulet Corp.*,+	13,135	1,132,894
Intuitive Surgical, Inc.*,+	2,132	1,088,663
Nevro Corp.*,+	27,757	1,712,884
Tandem Diabetes Care, Inc.*,+	9,578	588,185
		6,893,392
HEALTH CARE FACILITIES—0.2%
US Physical Therapy, Inc.+	2,015	234,727

HEALTH CARE SERVICES—1.2%
CVS Health Corp.+	20,474	1,113,376
Guardant Health, Inc.*,+	3,661	239,832
		1,353,208
HEALTH CARE SUPPLIES—0.7%
Align Technology, Inc.*	886	287,666
DENTSPLY SIRONA, Inc.+	8,005	409,296
		696,962
HEALTH CARE TECHNOLOGY—0.3%
Veeva Systems, Inc., Cl. A*,+	2,066	288,971

HOTELS RESORTS & CRUISE LINES—0.1%
Lindblad Expeditions Holdings, Inc.*	7,596	123,131

HYPERMARKETS & SUPER CENTERS—0.5%
BJ’s Wholesale Club Holdings, Inc.*,+	19,940	565,299

INDUSTRIAL CONGLOMERATES—0.7%
General Electric Co.+	79,260	806,074

INDUSTRIAL MACHINERY—0.5%
The Middleby Corp.*,+	4,264	563,402

INTERACTIVE HOME ENTERTAINMENT—0.5%
Ubisoft Entertainment SA*	6,013	574,497

INTERACTIVE MEDIA & SERVICES—4.7%
Alphabet, Inc., Cl. C*,+	2,620	3,113,818
Care.com, Inc.*	1,543	25,845
Pinterest, Inc., Cl. A*	66,383	2,056,545
		5,196,208
INTERNET & DIRECT MARKETING RETAIL—6.0%
Amazon.com, Inc.*,+	1,152	2,219,351
Etsy, Inc.*	3,748	253,140

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—86.1 (CONT.)	SHARES	VALUE
INTERNET & DIRECT MARKETING RETAIL—6.0% (CONT.)
Farfetch Ltd., Cl. A*	16,421	$406,912
GrubHub, Inc.*,+	11,944	797,740
MercadoLibre, Inc.*	1,068	517,062
Stamps.com, Inc.*,+	3,263	279,965
Waitr Holdings, Inc.*,+	39,350	384,056
Wayfair, Inc., Cl. A*,+	10,795	1,750,409
		6,608,635
INVESTMENT BANKING & BROKERAGE—1.2%
Morgan Stanley+	10,977	529,640
Virtu Financial, Inc., Cl. A+	32,787	805,904
		1,335,544
IT CONSULTING & OTHER SERVICES—1.2%
Endava PLC.#,*,+	16,991	561,892
EPAM Systems, Inc.*,+	4,314	773,759
		1,335,651
LEISURE FACILITIES—1.0%
Planet Fitness, Inc., Cl. A*,+	15,209	1,151,321

LIFE SCIENCES TOOLS & SERVICES—1.4%
Bio-Techne Corp.+	2,413	493,676
NanoString Technologies, Inc.*,+	44,661	1,159,846
		1,653,522
MANAGED HEALTH CARE—0.3%
Humana, Inc.	1,143	291,934

MOVIES & ENTERTAINMENT—1.3%
AMC Entertainment Holdings, Inc., Cl. A+	45,128	684,140
Live Nation Entertainment, Inc.*,+	8,187	534,939
The Madison Square Garden Co., Cl. A*	833	260,263
		1,479,342
OIL & GAS EQUIPMENT & SERVICES—0.1%
Solaris Oilfield Infrastructure, Inc., Cl. A	8,931	151,738

OIL & GAS EXPLORATION & PRODUCTION—1.7%
Diamondback Energy, Inc.	4,853	516,311
Magnolia Oil & Gas Corp.*,+	57,910	763,254
Pioneer Natural Resources Co.	3,124	520,021
		1,799,586
PHARMACEUTICALS—3.8%
Aerie Pharmaceuticals, Inc.*	7,394	282,081
Canopy Growth Corp.*	10,397	525,205
Dermira, Inc.*,+	126,189	1,399,436
GW Pharmaceuticals PLC.#,*,+	6,699	1,134,208
iAnthus Capital Holdings, Inc.*	160,510	778,826
		4,119,756
REAL ESTATE SERVICES—2.8%
FirstService Corp.+	35,877	3,129,192

REGIONAL BANKS—1.2%
Independent Bank Group, Inc.+	8,949	510,093

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—86.1 (CONT.)	SHARES	VALUE
REGIONAL BANKS—1.2% (CONT.)
Signature Bank+	6,189	$817,381
		1,327,474
RESTAURANTS—1.3%
McDonald’s Corp.+	4,141	818,137
Shake Shack, Inc., Cl. A*	2,222	136,209
Wingstop, Inc.+	6,990	526,137
		1,480,483
SEMICONDUCTOR EQUIPMENT—0.7%
KLA-Tencor Corp.+	6,225	793,563

SEMICONDUCTORS—2.9%
Advanced Micro Devices, Inc.*	14,890	411,411
First Solar, Inc.*,+	8,034	494,332
QUALCOMM, Inc.+	13,452	1,158,621
Skyworks Solutions, Inc.+	1,602	141,264
Taiwan Semiconductor Manufacturing Co., Ltd.#,+	24,521	1,074,510
		3,280,138
SPECIALTY STORES—0.2%
L’Occitane International SA	149,092	267,919

SYSTEMS SOFTWARE—0.2%
Rapid7, Inc.*	1,437	78,087
Zuora, Inc., Cl. A*	3,217	71,096
		149,183
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.9%
Apple, Inc.+	5,242	1,051,912

THRIFTS & MORTGAGE FINANCE—0.8%
Axos Financial, Inc.*,+	13,096	428,501
LendingTree, Inc.*	1,083	416,760
		845,261
TRADING COMPANIES & DISTRIBUTORS—1.1%
Fastenal Co.+	5,804	409,472
H&E Equipment Services, Inc.+	6,124	186,231
SiteOne Landscape Supply, Inc.*,+	9,950	669,635
		1,265,338
TOTAL COMMON STOCKS (Cost $81,911,013)		95,655,076

PREFERRED STOCKS—0.2%	SHARES	VALUE
APPLICATION SOFTWARE—0.1%
Palantir Technologies, Inc., Cl. B*,@,(a)	26,941	154,911

BIOTECHNOLOGY—0.1%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	41,418	83,250
TOTAL PREFERRED STOCKS (Cost $364,284)		238,161

RIGHTS—0.3%	SHARES	VALUE
BIOTECHNOLOGY—0.3%
Adolor Corp., CPR, 12/31/49*,@,(a),(c)	49,870	—

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

RIGHTS—0.3% (CONT.)	SHARES	VALUE
BIOTECHNOLOGY—0.3% (CONT.)
Tolero CDR*,@,(a),(d)	126,108	$358,147
		358,147
TOTAL RIGHTS (Cost $67,638)		358,147

MASTER LIMITED PARTNERSHIP—0.5%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
The Blackstone Group LP.+	13,586	536,104
(Cost $491,467)		536,104

REAL ESTATE INVESTMENT TRUST—0.5%	SHARES	VALUE
SPECIALIZED—0.5%
Crown Castle International Corp.+	4,221	530,917
(Cost $439,190)		530,917

SPECIAL PURPOSE VEHICLE—0.0%	SHARES	VALUE
CONSUMER FINANCE—0.0%
JS Kred SPV I, LLC*,@,(a)	159,212	—
(Cost $159,212)		—

PURCHASED OPTIONS—0.8% SECURITY NAME/
EXPIRATION DATE/	NOTIONAL		NUMBER OF
STRIKE PRICE	AMOUNTS	COUNTERPARTY	CONTRACTS	VALUE
PUT OPTIONS—0.8%
Accelearte Diagnosis, 5/17/19, 22.5*	$148,200	BNP Paribas	76	$25,840
Accelearte Diagnosis, 5/17/19, 25*	99,450	BNP Paribas	51	22,950
Accelearte Diagnosis, 5/17/19, 30*	115,050	BNP Paribas	59	54,870
Accelearte Diagnosis, 8/16/19, 20*	35,100	BNP Paribas	18	5,220
Flexion Therapeutics, Inc., 5/17/19, 17.5*	108,120	BNP Paribas	102	67,320
Flexion Therapeutics, Inc., 5/17/19, 20*	174,900	BNP Paribas	165	153,450
General Electric, 5/17/19, 9.5*	803,430	BNP Paribas	790	10,270
GrubHub, Inc., 5/17/2019, 67.5*	801,480	BNP Paribas	120	37,680
GTT Communications, Inc., 5/17/19, 25*	1,506,005	BNP Paribas	359	1,436
GTT Communications, Inc., 5/17/19, 30*	1,120,065	BNP Paribas	267	4,005
GTT Communications, Inc., 5/17/19, 40*	625,055	BNP Paribas	149	22,350
GTT Communications, Inc., 8/16/19, 30*	92,290	BNP Paribas	22	2,640
Proshares Ultra VIX Short-Term Futures ETF, 1/15/21, 65*	178,024	BNP Paribas	56	229,600
Proshares Ultra VIX Short-Term Futures ETF, 1/17/20, 70*	120,802	BNP Paribas	38	159,980

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

PURCHASED OPTIONS—0.8% (CONT.)
SECURITY NAME/
EXPIRATION DATE/	NOTIONAL		NUMBER OF
STRIKE PRICE	AMOUNTS	COUNTERPARTY	CONTRACTS	VALUE
PUT OPTIONS—0.8% (CONT.)
Seritage Growth Properties,
12/20/19, 30*	1,382,290	BNP Paribas	310	$21,700
(Cost $1,302,682)				819,311
TOTAL PURCHASED OPTIONS (Cost $1,302,682)				819,311

Total Investments (Cost $84,735,486)	88.4%	$98,137,716
Affiliated Securities (Cost $186,381)		83,250
Unaffiliated Securities (Cost $84,549,105)		98,054,466
Securities Sold Short (Proceeds $45,249,236)	(40.1)%	(44,476,577)
Other Assets in Excess of Liabilities	51.7%	57,308,004
NET ASSETS	100.0%	$110,969,143

#            American Depositary Receipts.

(a)    Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(b)    Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(c)     Right - Contingent Payment Right granted December 13, 2011 and may not be sold. Right is deemed to be illiquid and represents 0.0% of the net assets of the Fund.

(d)    Contingent Deferred Rights.

*            Non-income producing security.

@       Restricted security - Investment in security not registered under the Securities Act of 1933. The investment may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2019
Adolor Corp., CPR	10/24/11	$0	0.00%	$0	0.00%
JS Kred SPV I, LLC	06/26/15	159,212	0.15%	0	0.00%
Palantir Technologies, Inc., Cl. A	10/07/14	42,985	0.05%	37,985	0.03%
Palantir Technologies, Inc., Cl. B	10/07/14	177,903	0.22%	154,911	0.14%
Prosetta Biosciences, Inc., Series D	02/06/15	186,381	0.25%	83,250	0.08%
Toler o CDR	02/06/17	67,638	0.09%	358,147	0.32%
Total				$634,293	0.57%

+All or a portion of this security is held as collateral for securities sold short.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short April 30, 2019 (Unaudited)

COMMON STOCKS—(35.2)%	SHARES	VALUE
AIR FREIGHT & LOGISTICS—(0.4)%
CH Robinson Worldwide, Inc.	(5,087)	$(412,047)

ALTERNATIVE CARRIERS—(0.3)%
Cogent Communications Holdings, Inc.	(5,313)	(293,437)

APPAREL ACCESSORIES & LUXURY GOODS—(0.5)%
Under Armour, Inc., Cl. A	(23,163)	(534,834)

APPLICATION SOFTWARE—(1.6)%
Benefitfocus, Inc.	(2,751)	(112,048)
Box, Inc., Cl. A	(6,178)	(127,390)
SAP SE#	(4,283)	(551,907)
ShotSpotter, Inc.	(18,570)	(978,639)
		(1,769,984)
AUTO PARTS & EQUIPMENT—(1.5)%
Gentex Corp.	(17,382)	(400,307)
LCI Industries	(14,487)	(1,272,683)
		(1,672,990)
AUTOMOBILE MANUFACTURERS—(1.2)%
Tesla, Inc.	(5,478)	(1,307,544)

BIOTECHNOLOGY—(3.2)%
AbbVie, Inc.	(17,230)	(1,367,890)
Alkermes PLC.	(7,330)	(222,246)
Biogen, Inc.	(2,428)	(556,595)
Flexion Therapeutics, Inc.	(100,363)	(1,063,848)
United Therapeutics Corp.	(3,325)	(341,045)
		(3,551,624)
BUILDING PRODUCTS—(1.1)%
Patrick Industries, Inc.	(25,190)	(1,256,225)

COMMERCIAL PRINTING—(0.4)%
Cimpress NV	(4,626)	(418,190)

COMMUNICATIONS EQUIPMENT—(0.7)%
Applied Optoelectronics, Inc.	(10,079)	(126,189)
F5 Networks, Inc.	(4,146)	(650,507)
		(776,696)
COMPUTER & ELECTRONICS RETAIL—(0.2)%
JB Hi-Fi Ltd.	(11,001)	(199,977)

CONSTRUCTION MACHINERY & HEAVY TRUCKS—(0.3)%
Wabtec Corp.	(5,118)	(379,090)

CONSUMER ELECTRONICS—(0.4)%
Sonos, Inc.	(36,435)	(397,870)

DEPARTMENT STORES—0.0%
Sears Holdings Corp.	(4)	(3)

DIVERSIFIED SUPPORT SERVICES—(0.6)%
Copart, Inc.	(9,449)	(636,107)

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.0%
Arlo Technologies, Inc.	(1,563)	(6,205)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—(35.2)% (CONT.)	SHARES	VALUE
EXCHANGE TRADED FUNDS—(0.2)%
iPath Series B S&P 500 VIX Short-Term Futures ETN	(7,449)	$(191,290)
HEALTH CARE EQUIPMENT—(1.5)%
Demant AS	(5,459)	(172,473)
Globus Medical, Inc., Cl. A	(3,055)	(137,750)
Sonova Holding AG	(1,382)	(278,719)
SPDR S&P Health Care Equipment ETF	(6,454)	(501,153)
Teleflex, Inc.	(1,888)	(540,308)
		(1,630,403)
HEALTH CARE TECHNOLOGY—0.0%
Castlight Health, Inc., Cl. B	(7,950)	(29,654)

HOME FURNISHINGS—(1.4)%
La-Z-Boy, Inc.	(18,844)	(618,083)
Leggett & Platt, Inc.	(23,769)	(935,548)
		(1,553,631)
HOMEFURNISHING RETAIL—(0.5)%
Williams-Sonoma, Inc.	(9,039)	(516,760)

HOTELS RESORTS & CRUISE LINES—(0.3)%
Hilton Worldwide Holdings, Inc.	(1,586)	(137,966)
Marriott International, Inc., Cl. A	(1,979)	(269,975)
		(407,941)
HOUSEHOLD APPLIANCES—(0.5)%
iRobot Corp.	(5,492)	(568,642)

INDUSTRIAL CONGLOMERATES—(0.8)%
3M Co.	(4,937)	(935,611)

INDUSTRIAL MACHINERY—(0.9)%
Actuant Corp., Cl. A	(28,933)	(740,106)
Dover Corp.	(2,222)	(217,845)
		(957,951)
INTEGRATED OIL & GAS—(0.5)%
Chevron Corp.	(2,333)	(280,100)
Occidental Petroleum Corp.	(4,448)	(261,898)
		(541,998)
INTERACTIVE MEDIA & SERVICES—(1.6)%
Snap, Inc., Cl. A	(124,477)	(1,386,674)
Zillow Group, Inc., Cl. A	(2,228)	(73,992)
Zillow Group, Inc., Cl. C	(6,556)	(218,970)
		(1,679,636)
INTERNET & DIRECT MARKETING RETAIL—(1.2)%
Blue Apron Holdings, Inc., Cl. A	(11,949)	(12,307)
PetMed Express, Inc.	(592)	(12,935)
Shutterstock, Inc.	(17,270)	(698,572)
Stitch Fix, Inc., Cl. A	(26,150)	(696,898)
		(1,420,712)
INTERNET SERVICES & INFRASTRUCTURE—(0.6)%
GTT Communications, Inc.	(900)	(37,755)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—(35.2)% (CONT.)	SHARES	VALUE
INTERNET SERVICES & INFRASTRUCTURE—(0.6)% (CONT.)
MongoDB, Inc., Cl. A	(5,007)	$(705,586)
		(743,341)
IT CONSULTING & OTHER SERVICES—(0.7)%
International Business Machines Corp.	(5,496)	(770,924)

MARKET INDICES—(1.5)%
iShares Russell 1000 Growth ETF	(5,173)	(817,748)
iShares Russell Mid-Capital Growth ETF	(5,890)	(834,024)
		(1,651,772)
OIL & GAS DRILLING—(0.2)%
Transocean Ltd.	(29,679)	(233,277)

OIL & GAS EQUIPMENT & SERVICES—(0.2)%
Schlumberger Ltd.	(4,490)	(191,633)

PHARMACEUTICALS—(1.6)%
Bausch Health Cos., Inc.	(60,030)	(1,386,093)
Intersect ENT, Inc.	(8,485)	(275,678)
Perrigo Co., PLC.	(2,716)	(130,151)
		(1,791,922)
PROPERTY & CASUALTY INSURANCE—(0.9)%
HCI Group, Inc.	(15,918)	(678,425)
Universal Insurance Holdings, Inc.	(10,242)	(305,109)
		(983,534)
REAL ESTATE SERVICES—(1.3)%
Redfin Corp.	(69,200)	(1,431,056)

REGIONAL BANKS—(2.0)%
Great Western Bancorp, Inc.	(19,797)	(696,260)
Howard Bancorp, Inc.	(42,981)	(646,004)
People’s United Financial, Inc.	(4,369)	(75,540)
Southside Bancshares, Inc.	(22,717)	(798,048)
		(2,215,852)
RESTAURANTS—(1.2)%
Dunkin’ Brands Group, Inc.	(10,711)	(799,362)
Starbucks Corp.	(7,048)	(547,489)
		(1,346,851)
SECURITY & ALARM SERVICES—(0.2)%
ADT, Inc.	(39,371)	(259,455)

SEMICONDUCTOR EQUIPMENT—(0.1)%
Entegris, Inc.	(2,527)	(103,253)

SEMICONDUCTORS—(0.7)%
Texas Instruments, Inc.	(6,702)	(789,697)

SPECIALTY CHEMICALS—(0.2)%
PPG Industries, Inc.	(2,261)	(265,668)

SPECIALTY STORES—(0.5)%
Ulta Beauty, Inc.	(1,544)	(538,825)

SYSTEMS SOFTWARE—(0.7)%
Carbon Black, Inc.	(19,031)	(261,486)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—(35.2)% (CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—(0.7)% (CONT.)
Fortinet, Inc.	(5,389)	$(503,440)
		(764,926)
TRUCKING—(0.8)%
Landstar System, Inc.	(3,240)	(353,031)
Lyft, Inc., Cl. A	(9,375)	(560,625)
		(913,656)
TOTAL COMMON STOCKS
(Proceeds $39,199,137)		(39,042,694)

MASTER LIMITED PARTNERSHIP—0.0%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.0%
Och-Ziff Capital Management Group LLC, Cl. A	(81)	(1,189)
(Proceeds $1,959)		(1,189)

REAL ESTATE INVESTMENT TRUST—(4.9)%	SHARES	VALUE
RETAIL—(4.4)%
CBL & Associates Properties, Inc.	(64,725)	(65,372)
Pennsylvania Real Estate Investment Trust	(99,271)	(597,611)
Seritage Growth Properties, Cl. A	(58,125)	(2,591,794)
Tanger Factory Outlet Centers, Inc.	(41,684)	(752,813)
Washington Prime Group, Inc.	(197,626)	(879,436)
		(4,887,026)
SPECIALIZED—(0.5)%
American Tower Corp.	(2,794)	(545,668)
TOTAL REAL ESTATE INVESTMENT TRUST (Proceeds $6,048,140)		(5,432,694)
Total Securities Sold Short (Proceeds $45,249,236)		$(44,476,577)

# American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER EMERGING MARKETS FUND

Schedule of Investments April 30, 2019 (Unaudited)

COMMON STOCKS—96.9%	SHARES	VALUE
ARGENTINA—1.6%
APPLICATION SOFTWARE—1.6%
Globant SA*	5,340	$448,507
(Cost $291,479)

BRAZIL—9.3%
AIRLINES—0.5%
Azul SA*	16,800	145,683

DEPARTMENT STORES—1.4%
Lojas Renner SA	34,500	412,502

DIVERSIFIED BANKS—1.5%
Banco do Brasil SA	13,200	167,253
Itau Unibanco Holding SA	28,850	248,924
		416,177
FINANCIAL EXCHANGES & DATA—1.4%
B3 SA - Brasil Bolsa Balcao	46,800	411,202

HYPERMARKETS & SUPER CENTERS—0.5%
Compania Brasileira de Distribuicao	5,800	142,750

MANAGED HEALTH CARE—0.9%
Notre Dame Intermedica Participacoes SA	28,891	258,784

PACKAGED FOODS & MEATS—0.5%
BRF SA*	18,900	149,673

REINSURANCE—1.0%
IRB Brasil Resseguros S/A	11,500	275,412

TRUCKING—1.6%
Localiza Rent a Car SA	50,500	466,251
TOTAL BRAZIL (Cost $2,270,644)		2,678,434

CHILE—1.2%
OIL & GAS EXPLORATION & PRODUCTION—1.2%
Geopark Ltd.*	21,656	339,999
(Cost $207,211)

CHINA—31.1%
APPAREL ACCESSORIES & LUXURY GOODS—0.9%
Shenzhou International Group Holdings Ltd.	18,700	251,342

AUTOMOBILE MANUFACTURERS—0.7%
Geely Automobile Holdings Ltd.	97,000	195,394

CASINOS & GAMING—0.9%
Wynn Macau Ltd.	87,200	250,888

DISTILLERS & VINTNERS—1.0%
Kweichow Moutai Co., Ltd., Cl. A	2,000	289,234

DIVERSIFIED BANKS—4.4%
China Construction Bank Corp., Cl. H	739,700	652,090
China Merchants Bank Co., Ltd., Cl. H	88,000	435,510
Ping An Bank Co., Ltd., Cl. A	83,600	172,226
		1,259,826

THE ALGER FUNDS II  |  ALGER EMERGING MARKETS FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—96.9% (CONT.)	SHARES	VALUE
CHINA—31.1% (CONT.)
EDUCATION SERVICES—0.9%
TAL Education Group#,*	6,759	$260,019

FOOTWEAR—1.0%
ANTA Sports Products Ltd.	42,000	295,390

GAS UTILITIES—0.7%
ENN Energy Holdings Ltd.	20,700	195,634

HEALTH CARE DISTRIBUTORS—0.5%
Sinopharm Group Co., Ltd., Cl. H	38,400	150,923

HOUSEHOLD APPLIANCES—0.7%
Midea Group Co., Ltd., Cl. A	26,059	202,890

INTEGRATED OIL & GAS—1.8%
China Petroleum & Chemical Corp., Cl. H	311,023	239,085
PetroChina Co., Ltd., Cl. H	458,000	290,321
		529,406
INTERACTIVE MEDIA & SERVICES—6.1%
Tencent Holdings Ltd.	35,307	1,740,188

INTERNET & DIRECT MARKETING RETAIL—5.9%
Alibaba Group Holding Ltd.#,*	8,238	1,528,726
Pinduoduo, Inc.#,*	8,200	182,286
		1,711,012
LIFE & HEALTH INSURANCE—2.4%
Ping An Insurance Group Co., of China Ltd., Cl. H	57,032	690,349

LIFE SCIENCES TOOLS & SERVICES—0.6%
Wuxi Biologics Cayman, Inc.*	16,500	166,236

PACKAGED FOODS & MEATS—1.0%
China Mengniu Dairy Co., Ltd.	79,000	291,856

PHARMACEUTICALS—0.5%
Jiangsu Hengrui Medicine Co., Ltd., Cl. A	15,216	148,678

REAL ESTATE DEVELOPMENT—1.1%
China Overseas Land & Investment Ltd.	42,000	157,359
Longfor Group Holdings Ltd.	43,000	158,992
		316,351
TOTAL CHINA (Cost $6,154,162)		8,945,616

COLOMBIA—0.5%
INTEGRATED OIL & GAS—0.5%
Ecopetrol SA# (Cost $152,081)	7,346	135,828

GERMANY—0.6%
INTERNET & DIRECT MARKETING RETAIL—0.6%
Jumia Technologies AG#,* (Cost $62,480)	4,309	185,158

HONG KONG—2.9%
LIFE & HEALTH INSURANCE—1.7%
AIA Group Ltd.	48,319	494,756

THE ALGER FUNDS II  | ALGER EMERGING MARKETS FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—96.9% (CONT.)	SHARES	VALUE
HONG KONG—2.9% (CONT.)
PACKAGED FOODS & MEATS—1.2%
Health & Happiness H&H International Holdings Ltd.*	31,500	$193,478
WH Group Ltd.	124,500	147,309
		340,787
TOTAL HONG KONG (Cost $620,074)		835,543

HUNGARY—0.6%
INTEGRATED OIL & GAS—0.6%
MOL Hungarian Oil & Gas PLC. (Cost $154,018)	14,099	162,334

INDIA—11.0%
APPAREL ACCESSORIES & LUXURY GOODS—1.0%
Titan Co., Ltd.	16,817	280,426

AUTOMOBILE MANUFACTURERS—0.4%
Tata Motors Ltd.#,*	7,245	111,573

DIVERSIFIED BANKS—3.3%
Axis Bank Ltd.*	25,468	279,703
HDFC Bank Ltd.	15,187	504,176
IndusInd Bank Ltd.	6,126	140,832
		924,711
IT CONSULTING & OTHER SERVICES—1.7%
Infosys Ltd.	22,435	240,520
Tata Consultancy Services Ltd.	8,022	259,930
		500,450
OIL & GAS REFINING & MARKETING—1.6%
Reliance Industries Ltd.	23,591	471,858

PERSONAL PRODUCTS—0.5%
Dabur India Ltd.	27,140	154,977

PHARMACEUTICALS—0.9%
Aurobindo Pharma Ltd.	20,938	245,600

RESTAURANTS—0.9%
Jubilant Foodworks Ltd.	13,272	253,752

TOBACCO—0.7%
ITC Ltd.	48,797	211,325
TOTAL INDIA (Cost $2,322,512)		3,154,672

INDONESIA—2.9%
DEPARTMENT STORES—0.7%
Mitra Adiperkasa Tbk PT	2,743,100	191,672

DIVERSIFIED BANKS—1.4%
Bank Central Asia Tbk PT	204,800	413,711

HOME IMPROVEMENT RETAIL—0.8%
Ace Hardware Indonesia Tbk PT	1,958,900	226,956
TOTAL INDONESIA (Cost $609,169)		832,339

THE ALGER FUNDS II  | ALGER EMERGING MARKETS FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—96.9% (CONT.)	SHARES	VALUE
MALAYSIA—0.6%
DIVERSIFIED BANKS—0.6%
Public Bank Bhd (Cost $213,384)	34,400	$187,272

MEXICO—0.9%
HYPERMARKETS & SUPER CENTERS—0.9%
Wal-Mart de Mexico SAB de CV (Cost $255,973)	92,300	271,159

PERU—1.7%
COPPER—0.5%
Southern Copper Corp.	3,965	152,336

DIVERSIFIED BANKS—1.2%
Credicorp Ltd.	1,468	347,769
TOTAL PERU (Cost $434,089)		500,105

PHILIPPINES—1.3%
DIVERSIFIED REAL ESTATE ACTIVITIES—0.6%
Ayala Land, Inc.	191,700	181,582

RESTAURANTS—0.7%
Jollibee Foods Corp.	35,480	208,806
TOTAL PHILIPPINES (Cost $391,592)		390,388

POLAND—1.2%
FOOD RETAIL—1.2%
Dino Polska SA* (Cost $250,324)	10,093	335,191

RUSSIA—2.2%
INTEGRATED OIL & GAS—0.9%
LUKOIL PJSC#	3,175	269,579

INTERACTIVE MEDIA & SERVICES—1.3%
Yandex NV, Cl. A*	9,720	363,819
TOTAL RUSSIA (Cost $546,039)		633,398

SOUTH AFRICA—4.5%
DIVERSIFIED BANKS—1.0%
Capitec Bank Holdings Ltd.	3,232	301,971

DIVERSIFIED CHEMICALS—0.8%
Sasol Ltd.	6,612	219,338

INTERNET & DIRECT MARKETING RETAIL—2.2%
Naspers Ltd., Cl. N	2,446	629,164

OTHER DIVERSIFIED FINANCIAL SERVICES—0.5%
FirstRand Ltd.	33,174	157,859
TOTAL SOUTH AFRICA (Cost $1,086,624)		1,308,332

SOUTH KOREA—11.8%
APPAREL ACCESSORIES & LUXURY GOODS—0.6%
Fila Korea Ltd.	2,477	175,767

THE ALGER FUNDS II  | ALGER EMERGING MARKETS FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—96.9% (CONT.)	SHARES	VALUE
SOUTH KOREA—11.8% (CONT.)
AUTOMOBILE MANUFACTURERS—0.6%
Hyundai Motor Co.	1,435	$170,909

COMMODITY CHEMICALS—0.9%
LG Chem Ltd.	855	266,117

CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.7%
Hyundai Heavy Industries Co., Ltd.*	1,920	205,707

DEPARTMENT STORES—0.8%
Shinsegae, Inc.	762	222,795

DIVERSIFIED BANKS—0.9%
Shinhan Financial Group Co., Ltd.	6,756	256,202

ELECTRONIC COMPONENTS—1.3%
Samsung Electro-Mechanics Co., Ltd.	1,561	145,988
Samsung SDI Co., Ltd.	1,187	241,827
		387,815
INTERNET SERVICES & INFRASTRUCTURE—0.5%
Cafe24 Corp.*	1,601	132,155

OIL & GAS REFINING & MARKETING—0.6%
SK Innovation Co., Ltd.	1,029	161,435

PERSONAL PRODUCTS—0.7%
Cosmax, Inc.	1,603	191,084

STEEL—0.6%
POSCO	803	176,355

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.6%
Samsung Electronics Co., Ltd.	26,358	1,039,813
TOTAL SOUTH KOREA (Cost $3,415,900)		3,386,154

TAIWAN—9.0%
CONSTRUCTION MATERIALS—0.7%
Taiwan Cement Corp.	155,000	210,816

DIVERSIFIED BANKS—0.9%
E.Sun Financial Holding Co., Ltd.	321,000	263,567

ELECTRONIC COMPONENTS—1.1%
Delta Electronics, Inc.	61,000	321,953

HEALTH CARE SUPPLIES—0.6%
Ginko International Co., Ltd.	26,000	178,256

LIFE & HEALTH INSURANCE—0.8%
Cathay Financial Holding Co., Ltd.	149,000	215,755

SEMICONDUCTORS—4.9%
Chipbond Technology Corp.	77,000	174,738
Taiwan Semiconductor Manufacturing Co., Ltd.#	146,000	1,225,781
		1,400,519
TOTAL TAIWAN (Cost $2,470,754)		2,590,866

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—96.9% (CONT.)	SHARES	VALUE
THAILAND—1.4%
DIVERSIFIED BANKS—0.8%
Kasikornbank PCL	37,400	$224,094
PACKAGED FOODS & MEATS—0.6%
Charoen Pokphand Foods PCL	212,800	181,852
TOTAL THAILAND (Cost $428,502)		405,946

UNITED ARAB EMIRATES—0.6%
HEALTH CARE FACILITIES—0.6%
NMC Health PLC. (Cost $132,088)	4,368	161,295
TOTAL COMMON STOCKS (Cost $22,469,099)		27,888,536

REAL ESTATE INVESTMENT TRUST—0.7%	SHARES	VALUE
MEXICO—0.7%
DIVERSIFIED—0.7%
Fibra Uno Administracion S.A. de CV (Cost $189,013)	134,900	199,934

SPECIAL PURPOSE VEHICLE—0.0%	SHARES	VALUE
POLAND—0.0%
CONSUMER FINANCE—0.0%
JS Kred SPV I, LLC*,@,(a) (Cost $43,241)	43,241	—
Total Investments (Cost $22,701,353)	97.6%	$28,088,470
Unaffiliated Securities (Cost $22,701,353)		28,088,470
Other Assets in Excess of Liabilities	2.4%	697,127
NET ASSETS	100.0%	$28,785,597

#                 American Depositary Receipts.

(a)         Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

*                 Non-income producing security.

@            Restricted security - Investment in security not registered under the Securities Act of 1933. The investment may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2019
JS Kred SPV I, LLC	06/26/15	$43,241	0.15%	$0	0.00%
Total				$0	0.00%

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities April 30, 2019 (Unaudited)

	Alger Spectra Fund	Alger Responsible Investing Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$6,714,407,519	$59,983,429
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	5,853,144	—
Cash and cash equivalents	—	2,022,034
Collateral held for short sales	47,833,131	—
Foreign cash †	156,967	—
Receivable for investment securities sold	84,823,806	570,105
Receivable for shares of beneficial interest sold	6,430,612	20,508
Dividends and interest receivable	2,452,562	38,066
Receivable from Investment Manager	1,851	2,645
Prepaid expenses	330,809	83,252
Total Assets	6,862,290,401	62,720,039

LIABILITIES:
Securities sold short, at value ‡	441,154,858	—
Payable for investment securities purchased	84,757,681	307,624
Payable for shares of beneficial interest redeemed	36,111,522	66,539
Bank overdraft	6,257,555	—
Accrued investment advisory fees	4,112,031	37,950
Accrued transfer agent fees	1,250,168	24,411
Accrued distribution fees	1,087,521	14,150
Accrued administrative fees	148,615	1,470
Accrued shareholder administrative fees	65,285	740
Accrued trustee fees	17,708	181
Dividends payable	39,084	—
Accrued other expenses	641,286	43,637
Total Liabilities	575,643,314	496,702
NET ASSETS	$6,286,647,087	$62,223,337

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	4,080,740,809	29,656,819
Distributable earnings	2,205,906,278	32,566,518
NET ASSETS	$6,286,647,087	$62,223,337

* Identified cost	$4,659,043,454	(a)	$30,205,238	(b)
** Identified cost	$13,104,054	(a)	$—
† Cost of foreign cash	$156,247		$—
‡ Proceeds received on short sales	$428,080,907		$—

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities April 30, 2019 (Unaudited) (Continued)

	Alger Spectra Fund	Alger Responsible Investing Fund
NET ASSETS BY CLASS:
Class A	$1,259,592,898	$30,608,951
Class C	$760,432,366	$6,047,991
Class I	$753,043,882	$10,914,068
Class Y	$18,962,758	$—
Class Z	$3,494,615,183	$14,652,327

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	56,860,072	2,764,778
Class C	38,110,955	608,661
Class I	33,613,955	987,670
Class Y	830,226	—
Class Z	153,023,849	1,306,786

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$22.15	$11.07
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$23.38	$11.68
Class C — Net Asset Value Per Share Class C	$19.95	$9.94
Class I — Net Asset Value Per Share Class I	$22.40	$11.05
Class Y — Net Asset Value Per Share Class Y	$22.84	$—
Class Z — Net Asset Value Per Share Class Z	$22.84	$11.21

See Notes to Financial Statements.

(a)           At April 30, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $4,278,983,622, amounted to $2,000,122,183 which consisted of aggregate gross unrealized appreciation of $2,085,192,129 and aggregate gross unrealized depreciation of $85,069,946.

(b)           At April 30, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $30,271,876, amounted to $29,711,553 which consisted of aggregate gross unrealized appreciation of $30,413,556 and aggregate gross unrealized depreciation of $702,003.

THE ALGER FUNDS II

Statements of Assets and Liabilities April 30, 2019 (Unaudited) (Continued)

	Alger Dynamic
	Opportunities	Alger Emerging
	Fund	Markets Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$98,054,466	$28,088,470
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	83,250	—
Cash and cash equivalents	24,548,901	226,348
Collateral held for short sales	30,533,834	—
Foreign cash †	—	318,017
Receivable for investment securities sold	4,164,621	163,387
Receivable for shares of beneficial interest sold	1,075,959	33,252
Dividends and interest receivable	29,329	34,197
Receivable from Investment Manager	50,562	20,734
Prepaid expenses	62,140	106,746
Total Assets	158,603,062	28,991,151

LIABILITIES:
Securities sold short, at value ‡	44,476,577	—
Payable for investment securities purchased	2,696,215	81,056
Payable for shares of beneficial interest redeemed	212,132	23,991
Accrued investment advisory fees	113,491	19,019
Accrued transfer agent fees	19,483	12,815
Accrued distribution fees	12,856	4,916
Accrued administrative fees	2,601	697
Accrued shareholder administrative fees	1,154	300
Dividends payable	28,291	—
Accrued trustee fees	310	87
Accrued other expenses	70,809	62,673
Total Liabilities	47,633,919	205,554
NET ASSETS	$110,969,143	$28,785,597

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	91,628,147	30,512,699
Distributable earnings (Distributions in excess of earnings)	19,340,996	(1,727,102)
NET ASSETS	$110,969,143	$28,785,597

* Identified cost	$84,549,105	(a)	$22,701,353	(b)
** Identified cost	$186,381	(a)	$—
† Cost of foreign cash	$—		$317,592
‡ Proceeds received on short sales	$45,249,236		$—

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities April 30, 2019 (Unaudited) (Continued)

	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund
NET ASSETS BY CLASS:
Class A	$28,944,932	$4,960,681
Class C	$7,455,600	$3,261,943
Class I	$—	$4,131,091
Class Y	$—	$3,048
Class Z	$74,568,611	$16,428,834

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	1,971,185	503,255
Class C	546,796	345,489
Class I	—	422,233
Class Y	—	309
Class Z	4,944,865	1,659,436

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$14.68	$9.86
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$15.50	$10.40
Class C — Net Asset Value Per Share Class C	$13.64	$9.44
Class I — Net Asset Value Per Share Class I	$—	$9.78
Class Y — Net Asset Value Per Share Class Y	$—	$9.86
Class Z — Net Asset Value Per Share Class Z	$15.08	$9.90

See Notes to Financial Statements.

(a)           At April 30, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $40,596,898, amounted to $13,064,241 which consisted of aggregate gross unrealized appreciation of $19,239,751 and aggregate gross unrealized depreciation of $6,175,510.

(b)           At April 30, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $24,552,931, amounted to $3,535,539 which consisted of aggregate gross unrealized appreciation of $6,335,707 and aggregate gross unrealized depreciation of $2,800,168.

THE ALGER FUNDS II

Statements of Operations for the six months ended April 30, 2019 (Unaudited)

	Alger Spectra Fund	Alger Responsible Investing Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$30,483,666	$379,879
Interest	546,584	10,887
Total Income	31,030,250	390,766
EXPENSES:
Advisory fees — Note 3(a)	22,207,394	205,705
Distribution fees — Note 3(c)
Class A	1,454,624	35,517
Class C	3,508,154	28,959
Class I	902,359	13,463
Shareholder administrative fees — Note 3(f)	349,132	4,009
Administration fees — Note 3(b)	793,398	7,967
Dividends on securities sold short	2,330,743	—
Custodian fees	120,296	22,496
Interest expenses	190,601	—
Borrowing fees on short sales	295,113	—
Transfer agent fees and expenses — Note 3(f)	1,365,697	27,132
Printing fees	330,716	6,694
Professional fees	93,994	17,739
Registration fees	100,359	32,358
Trustee fees — Note 3(g)	105,400	1,080
Fund accounting fees	392,762	10,166
Miscellaneous	231,433	4,238
Total Expenses	34,772,175	417,523
Less, expense reimbursements/waivers — Note 3(a)	(3,416)	(29,095)
Net Expenses	34,768,759	388,428
NET INVESTMENT INCOME (LOSS)	$(3,738,509)	$2,338

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Operations for the six months ended April 30, 2019 (Unaudited) (Continued)

	Alger Spectra Fund	Alger Responsible Investing Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	$241,790,803	$2,970,608
Net realized (loss) on foreign currency transactions	(96,008)	—
Net realized (loss) on short sales	(18,247,597)	—
Net change in unrealized appreciation on unaffiliated investments	532,379,118	3,459,595
Net change in unrealized (depreciation) on affiliated investments	(3,290,574)	—
Net change in unrealized (depreciation) on foreign currency	(294)	—
Net change in unrealized (depreciation) on short sales	(24,069,895)	—
Net realized and unrealized gain on investments and foreign currency	728,465,553	6,430,203
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$724,727,044	$6,432,541

* Foreign withholding taxes	$28,648	$184

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Operations for the six months ended April 30, 2019 (Unaudited) (Continued)

	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$234,335	$197,910
Interest	225,317	4,236
Total Income	459,652	202,146

EXPENSES:
Advisory fees — Note 3(a)	603,059	125,043
Distribution fees — Note 3(c)
Class A	34,876	5,739
Class C	34,188	15,700
Class I	—	9,018
Shareholder administrative fees — Note 3(f)	6,155	1,917
Administration fees — Note 3(b)	13,820	4,585
Dividends on securities sold short	323,062	—
Custodian fees	42,750	52,664
Interest expenses	451	3,395
Borrowing fees on short sales	47,057	—
Transfer agent fees and expenses — Note 3(f)	24,295	15,771
Printing fees	8,292	1,721
Professional fees	25,197	19,987
Registration fees	30,816	43,433
Trustee fees — Note 3(g)	1,942	669
Fund accounting fees	11,388	8,716
Miscellaneous	9,653	15,552
Total Expenses	1,217,001	323,910
Less, expense reimbursements/waivers — Note 3(a)	(85,874)	(104,105)
Net Expenses	1,131,127	219,805
NET INVESTMENT LOSS	$(671,475)	$(17,659)

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Operations for the six months ended April 30, 2019 (Unaudited) (Continued)

	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments and purchased options	$9,147,724	$(1,114,674)
Net realized (loss) on foreign currency transactions	(354)	(19,202)
Net realized (loss) on short sales	(1,013,274)	—
Net change in unrealized appreciation on unaffiliated investments and purchased options	2,871,779	5,126,938
Net change in unrealized (depreciation) on affiliated investments	(46,803)	—
Net change in unrealized appreciation on foreign currency	240	333
Net change in unrealized (depreciation) on short sales	(1,954,659)	—
Net realized and unrealized gain on investments, options and foreign currency	9,004,653	3,993,395
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,333,178	$3,975,736

* Foreign withholding taxes	$2,864	$28,013

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Unaudited)

	Alger Spectra Fund
	For the Six Months Ended April 30, 2019	For the Year Ended October 31, 2018
Net investment loss	$(3,738,509)	$(13,881,524)
Net realized gain on investments and foreign currency	223,447,198	648,147,094
Net change in unrealized appreciation (depreciation) on investments and foreign currency	505,018,355	(116,381,825)
Net increase in net assets resulting from operations	724,727,044	517,883,745

Dividends and distributions to shareholders:
Class A	(118,833,481)	(83,234,679)
Class C	(78,827,194)	(47,913,069)
Class I	(72,669,514)	(45,052,258)
Class Y	(9,454)	—
Class Z	(313,995,807)	(165,844,677)
Total dividends and distributions to shareholders	(584,335,450)	(342,044,683)

Increase (decrease) from shares of beneficial interest transactions:
Class A	25,278,990	(503,100,053)
Class C	27,278,772	(51,603,295)
Class I	(39,211,364)	(32,462,573)
Class Y	18,397,207	—
Class Z	160,200,553	500,562,954
Net increase (decrease) from shares of beneficial interest transactions — Note 6	191,944,158	(86,602,967)
Total increase	332,335,752	89,236,095

Net Assets:
Beginning of period	5,954,311,335	5,865,075,240
END OF PERIOD	$6,286,647,087	$5,954,311,335

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Responsible Investing Fund
	For the Six Months Ended April 30, 2019	For the Year Ended October 31, 2018

Net investment income (loss)	$2,338	$(97,660)
Net realized gain on investments	2,970,608	3,621,473
Net change in unrealized appreciation on investments	3,459,595	1,278,614
Net increase in net assets resulting from operations	6,432,541	4,802,427
Dividends and distributions to shareholders:
Class A	(1,758,825)	(4,311,705)
Class C	(399,296)	(879,831)
Class I	(691,198)	(1,772,826)
Class Z	(793,174)	(1,504,625)
Total dividends and distributions to shareholders	(3,642,493)	(8,468,987)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(464,588)	(2,407,756)
Class C	(305,937)	373,401
Class I	(1,779,978)	(43,419)
Class Z	677,197	4,839,846
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(1,873,306)	2,762,072
Total increase (decrease)	916,742	(904,488)

Net Assets:
Beginning of period	61,306,595	62,211,083
END OF PERIOD	$62,223,337	$61,306,595

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Dynamic Opportunities Fund
	For the Six Months Ended April 30, 2019	For the Year Ended October 31, 2018
Net investment loss	$(671,475)	$(1,753,076)
Net realized gain on investments, options, escrow receivable and foreign currency	8,134,096	1,625,456
Net change in unrealized appreciation on investments, options, escrow receivable and foreign currency	870,557	2,368,933
Net increase in net assets resulting from operations	8,333,178	2,241,313

Dividends and distributions to shareholders:
Class A	(523,775)	(1,740,187)
Class C	(125,176)	(430,864)
Class Z	(1,153,502)	(2,999,573)
Total dividends and distributions to shareholders	(1,802,453)	(5,170,624)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(2,274,277)	1,586,054
Class C	177,295	591,208
Class Z	1,123,369	22,198,048
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(973,613)	24,375,310
Total increase	5,557,112	21,445,999

Net Assets:
Beginning of period	105,412,031	83,966,032
END OF PERIOD	$110,969,143	$105,412,031

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Emerging Markets Fund
	For the Six Months Ended April 30, 2019	For the Year Ended October 31, 2018

Net investment income (loss)	$(17,659)	$111,809
Net realized gain (loss) on investments and foreign currency	(1,133,876)	377,465
Net change in unrealized appreciation (depreciation) on investments and foreign currency	5,127,271	(12,021,071)
Net increase (decrease) in net assets resulting from operations	3,975,736	(11,531,797)

Dividends and distributions to shareholders:
Class A	(89,697)	(280,683)
Class C	(40,007)	(117,567)
Class I	(333,328)	(829,119)
Class Y	(123,498)	(191,397)
Class Y-2	—	(5,738)
Class Z	(536,603)	(1,053,169)
Total dividends and distributions to shareholders	(1,123,133)	(2,477,673)

Increase (decrease) from shares of beneficial interest transactions:
Class A	16,637	(1,124,525)
Class C	(102,130)	342,430
Class I	(10,602,707)	(3,832,789)
Class Y	(4,052,454)	191,397
Class Y-2	—	(110,096)
Class Z	(4,649,002)	(2,999,138)
Net decrease from shares of beneficial interest transactions — Note 6	(19,389,656)	(7,532,721)
Total decrease	(16,537,053)	(21,542,191)

Net Assets:
Beginning of period	45,322,650	66,864,841
END OF PERIOD	$28,785,597	$45,322,650

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class A
	Six months ended		Year ended		Year ended		Year ended		Year ended		Year ended
Alger Spectra Fund	4/30/2019(i)		10/31/2018		10/31/2017		10/31/2016		10/31/2015		10/31/2014
Net asset value, beginning of period	$21.94		$21.41		$16.91		$18.45		$19.13		$17.37
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)		(0.06)		(0.02)		(0.01)		(0.04)		(0.06)
Net realized and unrealized gain (loss) on investments	2.43		1.85		4.86		(0.03)		1.74		2.82
Total from investment operations	2.41		1.79		4.84		(0.04)		1.70		2.76
Distributions from net realized gains	(2.20)		(1.26)		(0.34)		(1.50)		(2.38)		(1.00)
Net asset value, end of period	$22.15		$21.94		$21.41		$16.91		$18.45		$19.13
Total return(iii)	12.98%		8.75%		29.19%		(0.36)%		9.66%		16.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,259,593		$1,208,421		$1,662,441		$1,635,495		$2,243,901		$1,846,479
Ratio of gross expenses to average net assets	1.29	%(iv)	1.27	%(v)	1.28	%(vi)	1.31	%(vii)	1.34	%(viii)	1.52	%(ix)
Ratio of net expenses to average net assets	1.29%		1.27%		1.28%		1.31%		1.34%		1.52%
Ratio of net investment loss to average net assets	(0.22)%		(0.29)%		(0.13)%		(0.05)%		(0.24)%		(0.35)%
Portfolio turnover rate	44.35%		74.19%		80.08%		108.51%		143.64%		149.01%

See Notes to Financial Statements.

(i)             Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)          Amount was computed based on average shares outstanding during the period.

(iii)       Does not reflect the effect of sales charges, if applicable.

(iv)        Includes 0.09% related to dividend expense on short positions and interest expense for the period ended 4/30/19.

(v)           Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(vi)        Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(vii)     Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(viii)  Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

(ix)        Includes 0.27% related to dividend expense on short positions and interest expense for the period ended 10/31/14.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class C
	Six months ended		Year ended		Year ended		Year ended		Year ended		Year ended
Alger Spectra Fund	4/30/2019(i)		10/31/2018		10/31/2017		10/31/2016		10/31/2015		10/31/2014
Net asset value, beginning of period	$20.06		$19.82		$15.80		$17.46		$18.35		$16.81
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)		(0.21)		(0.15)		(0.13)		(0.18)		(0.19)
Net realized and unrealized gain (loss) on investments	2.18		1.71		4.51		(0.03)		1.67		2.73
Total from investment operations	2.09		1.50		4.36		(0.16)		1.49		2.54
Distributions from net realized gains	(2.20)		(1.26)		(0.34)		(1.50)		(2.38)		(1.00)
Net asset value, end of period	$19.95		$20.06		$19.82		$15.80		$17.46		$18.35
Total return(iii)	12.56%		7.95%		28.18%		(1.12)%		8.84%		15.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$760,432		$727,681		$765,136		$815,694		$899,108		$650,438
Ratio of gross expenses to average net assets	2.05	%(iv)	2.01	%(v)	2.04	%(vi)	2.07	%(vii)	2.11	%(viii)	2.27	%(ix)
Ratio of net expenses to average net assets	2.05%		2.01%		2.04%		2.07%		2.11%		2.27%
Ratio of net investment loss to average net assets	(0.98)%		(1.04)%		(0.89)%		(0.82)%		(1.01)%		(1.12)%
Portfolio turnover rate	44.35%		74.19%		80.08%		108.51%		143.64%		149.01%

See Notes to Financial Statements.

(i)             Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)          Amount was computed based on average shares outstanding during the period.

(iii)       Does not reflect the effect of sales charges, if applicable.

(iv)        Includes 0.09% related to dividend expense on short positions and interest expense for the period ended 4/30/19.

(v)           Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(vi)        Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(vii)     Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(viii)  Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

(ix)        Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 10/31/14.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class I
	Six months ended		Year ended		Year ended		Year ended		Year ended		Year ended
Alger Spectra Fund	4/30/2019(i)		10/31/2018		10/31/2017		10/31/2016		10/31/2015		10/31/2014
Net asset value, beginning of period	$22.16		$21.61		$17.06		$18.60		$19.27		$17.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)		(0.06)		(0.02)		(0.01)		(0.05)		(0.06)
Net realized and unrealized gain (loss) on investments	2.46		1.87		4.91		(0.03)		1.76		2.85
Total from investment operations	2.44		1.81		4.89		(0.04)		1.71		2.79
Distributions from net realized gains	(2.20)		(1.26)		(0.34)		(1.50)		(2.38)		(1.00)
Net asset value, end of period	$22.40		$22.16		$21.61		$17.06		$18.60		$19.27
Total return(iii)	12.99%		8.76%		29.23%		(0.35)%		9.65%		16.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$753,044		$776,443		$791,060		$1,222,783		$1,251,395		$1,030,304
Ratio of gross expenses to average net assets	1.28	%(iv)	1.25	%(v)	1.27	%(vi)	1.29	%(vii)	1.35	%(viii)	1.50	%(ix)
Ratio of net expenses to average net assets	1.28%		1.25%		1.27%		1.29%		1.35%		1.50%
Ratio of net investment loss to average net assets	(0.21)%		(0.28)%		(0.09)%		(0.05)%		(0.25)%		(0.35)%
Portfolio turnover rate	44.35%		74.19%		80.08%		108.51%		143.64%		149.01%

See Notes to Financial Statements.

(i)             Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)          Amount was computed based on average shares outstanding during the period.

(iii)       Does not reflect the effect of sales charges, if applicable.

(iv)        Includes 0.09% related to dividend expense on short positions and interest expense for the period ended 4/30/19.

(v)           Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(vi)        Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(vii)     Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(viii)  Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

(ix)        Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 10/31/14.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Y
Alger Spectra Fund	From 12/3/2018 (commencement of operations) to 4/30/2019(i)
Net asset value, beginning of period	$23.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)
Net realized and unrealized gain on investments	1.79
Total from investment operations	1.75
Distributions from net realized gains	(2.20)
Net asset value, end of period	$22.84
Total return(iii)	9.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$18,963
Ratio of gross expenses to average net assets	1.52	%(iv)
Ratio of expense reimbursements to average net assets	(0.71)%
Ratio of net expenses to average net assets	0.81%
Ratio of net investment loss to average net assets	(0.39)%
Portfolio turnover rate	44.35%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return has not been annualized; portfolio turnover is for the six months then ended.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

(iv)      Includes 0.02% related to dividend expense on short positions and interest expense for the period ended 4/30/19.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z
Alger Spectra Fund	Six months ended 4/30/2019(i)		Year ended 10/31/2018		Year ended 10/31/2017		Year ended 10/31/2016		Year ended 10/31/2015		Year ended 10/31/2014
Net asset value, beginning of period	$22.51		$21.87		$17.21		$18.70		$19.30		$17.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.01		—	(iii)	0.03		0.04		0.01		(0.02)
Net realized and unrealized gain (loss) on investments	2.52		1.90		4.97		(0.03)		1.77		2.86
Total from investment operations	2.53		1.90		5.00		0.01		1.78		2.84
Distributions from net realized gains	(2.20)		(1.26)		(0.34)		(1.50)		(2.38)		(1.00)
Net asset value, end of period	$22.84		$22.51		$21.87		$17.21		$18.70		$19.30
Total return(iv)	13.20%		9.09%		29.62%		(0.06)%		9.98%		17.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,494,615		$3,241,767		$2,646,438		$1,502,388		$1,193,803		$928,600
Ratio of gross expenses to average net assets	0.96	%(v)	0.94	%(vi)	0.96	%(vii)	0.99	%(viii)	1.04	%(ix)	1.23	%(x)
Ratio of net expenses to average net assets	0.96%		0.94%		0.96%		0.99%		1.04%		1.23%
Ratio of net investment income (loss) to average net assets	0.11%		0.02%		0.17%		0.26%		0.06%		(0.11)%
Portfolio turnover rate	44.35%		74.19%		80.08%		108.51%		143.64%		149.01%

See Notes to Financial Statements.

(i)             Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)          Amount was computed based on average shares outstanding during the period.

(iii)       Amount was less than $0.005 per share.

(iv)        Does not reflect the effect of sales charges, if applicable.

(v)           Includes 0.09% related to dividend expense on short positions and interest expense for the period ended 4/30/19.

(vi)        Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(vii)     Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(viii)  Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(ix)        Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

(x)           Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/14.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class A
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Responsible Investing Fund	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$10.60	$11.32	$9.14	$9.36	$9.14	$8.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	— (iii)	(0.02)	—	0.01	(0.01)	—
Net realized and unrealized gain (loss) on investments	1.11	0.84	2.55	(0.10)	0.49	0.69
Total from investment operations	1.11	0.82	2.55	(0.09)	0.48	0.69
Distributions from net realized gains	(0.64)	(1.54)	(0.37)	(0.13)	(0.26)	(0.33)
Net asset value, end of period	$11.07	$10.60	$11.32	$9.14	$9.36	$9.14
Total return(iv)	11.68%	8.05%	28.84%	(1.03)%	5.30%	7.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$30,609	$29,662	$33,828	$31,321	$34,213	$31,662
Ratio of gross expenses to average net assets	1.43%	1.41%	1.42%	1.31%	1.29%	1.33%
Ratio of expense reimbursements to average net assets	(0.08)%	(0.06)%	(0.07)%	—	—	—
Ratio of net expenses to average net assets	1.35%	1.35%	1.35%	1.31%	1.29%	1.33%
Ratio of net investment income (loss) to average net assets	—	(0.16)%	(0.02)%	0.14%	(0.07)%	(0.05)%
Portfolio turnover rate	5.45%	20.20%	30.70%	19.84%	16.85%	24.22%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Amount was less than $0.005 per share.

(iv)      Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class C
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Responsible Investing Fund	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$9.62	$10.49	$8.56	$8.84	$8.71	$8.45
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.09)	(0.08)	(0.05)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	1.00	0.76	2.38	(0.10)	0.46	0.66
Total from investment operations	0.96	0.67	2.30	(0.15)	0.39	0.59
Distributions from net realized gains	(0.64)	(1.54)	(0.37)	(0.13)	(0.26)	(0.33)
Net asset value, end of period	$9.94	$9.62	$10.49	$8.56	$8.84	$8.71
Total return(iii)	11.28%	7.14%	27.83%	(1.77)%	4.51%	7.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,048	$6,124	$6,205	$5,581	$5,949	$5,261
Ratio of gross expenses to average net assets	2.19%	2.14%	2.19%	2.09%	2.07%	2.09%
Ratio of net expenses to average net assets	2.19%	2.14%	2.19%	2.09%	2.07%	2.09%
Ratio of net investment loss to average net assets	(0.83)%	(0.95)%	(0.86)%	(0.63)%	(0.85)%	(0.81)%
Portfolio turnover rate	5.45%	20.20%	30.70%	19.84%	16.85%	24.22%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class I
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Responsible Investing Fund	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$10.58	$11.31	$9.13	$9.35	$9.12	$8.77
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	— (iii)	(0.02)	0.01	0.01	(0.01)	—
Net realized and unrealized gain (loss) on investments	1.11	0.83	2.54	(0.10)	0.50	0.68
Total from investment operations	1.11	0.81	2.55	(0.09)	0.49	0.68
Distributions from net realized gains	(0.64)	(1.54)	(0.37)	(0.13)	(0.26)	(0.33)
Net asset value, end of period	$11.05	$10.58	$11.31	$9.13	$9.35	$9.12
Total return(iv)	11.70%	7.95%	28.88%	(1.03)%	5.42%	7.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,914	$12,258	$13,128	$28,461	$42,860	$41,888
Ratio of gross expenses to average net assets	1.42%	1.37%	1.37%	1.28%	1.27%	1.30%
Ratio of expense reimbursements to average net assets	(0.05)%	(0.02)%	(0.02)%	—	—	—
Ratio of net expenses to average net assets	1.37%	1.35%	1.35%	1.28%	1.27%	1.30%
Ratio of net investment income (loss) to average net assets	(0.01)%	(0.17)%	0.08%	0.16%	(0.05)%	(0.03)%
Portfolio turnover rate	5.45%	20.20%	30.70%	19.84%	16.85%	24.22%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Amount was less than $0.005 per share.

(iv)      Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z
Alger Responsible Investing Fund	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	From 10/14/2016 (commencement of operations) to 10/31/2016(ii)
Net asset value, beginning of period	$10.70	$11.37	$9.14	$9.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.02	0.03	0.03	0.01
Net realized and unrealized gain (loss) on investments	1.13	0.84	2.57	(0.07)
Total from investment operations	1.15	0.87	2.60	(0.06)
Distributions from net realized gains	(0.64)	(1.54)	(0.37)	—
Net asset value, end of period	$11.21	$10.70	$11.37	$9.14
Total return(iv)	11.95%	8.50%	29.41%	(0.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$14,652	$13,262	$9,050	$99
Ratio of gross expenses to average net assets	1.15%	1.13%	1.31%	33.46%
Ratio of expense reimbursements to average net assets	(0.23)%	(0.23)%	(0.41)%	(32.56)%
Ratio of net expenses to average net assets	0.92%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	0.42%	0.27%	0.32%	2.38%
Portfolio turnover rate	5.45%	20.20%	30.70%	19.84%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii)    Amount was computed based on average shares outstanding during the period.

(iv)      Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class A
	Six months ended		Year ended		Year ended		Year ended		Year ended		Year ended
Alger Dynamic Opportunities Fund	4/30/2019(i)		10/31/2018		10/31/2017		10/31/2016		10/31/2015		10/31/2014
Net asset value, beginning of period	$13.73		$14.10		$11.63		$12.48		$12.86		$12.90
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.10)		(0.28)		(0.21)		(0.17)		(0.19)		(0.20)
Net realized and unrealized gain (loss) on investments	1.29		0.80		2.72		(0.34)		0.55		0.96
Total from investment operations	1.19		0.52		2.51		(0.51)		0.36		0.76
Distributions from net realized gains	(0.24)		(0.89)		(0.04)		(0.34)		(0.74)		(0.80)
Net asset value, end of period	$14.68		$13.73		$14.10		$11.63		$12.48		$12.86
Total return(iii)	8.98%		3.99%		21.63%		(4.22)%		2.86%		6.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$28,945		$29,620		$28,833		$30,031		$67,533		$48,464
Ratio of gross expenses to average net assets	2.58	%(iv)	2.63	%(v)	2.51	%(vi)	2.38	%(vii)	2.20	%(viii)	2.46	%(ix)
Ratio of expense reimbursements to average net assets	(0.17)%		—		—		—		—		—
Ratio of net expenses to average net assets	2.41%		2.63%		2.51%		2.38%		2.20%		2.46%
Ratio of net investment loss to average net assets	(1.50)%		(2.02)%		(1.62)%		(1.43)%		(1.51)%		(1.57)%
Portfolio turnover rate	123.62%		181.92%		216.81%		146.73%		178.19%		205.45%

See Notes to Financial Statements.

(i)         Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)       Amount was computed based on average shares outstanding during the period.

(iii)      Does not reflect the effect of sales charges, if applicable.

(iv)       Includes 0.74% related to dividend expense on short positions and interest expense for the period ended 4/30/19.

(v)        Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(vi)       Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(vii)     Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(viii)    Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

(ix)       Includes 0.57% related to dividend expense on short positions and interest expense for the period ended 10/31/14.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class C
	Six months ended		Year ended		Year ended		Year ended		Year ended		Year ended
Alger Dynamic Opportunities Fund	4/30/2019(i)		10/31/2018		10/31/2017		10/31/2016		10/31/2015		10/31/2014
Net asset value, beginning of period	$12.81		$13.32		$11.07		$11.98		$12.47		$12.62
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.14)		(0.36)		(0.29)		(0.25)		(0.28)		(0.29)
Net realized and unrealized gain (loss) on investments	1.21		0.74		2.58		(0.32)		0.53		0.94
Total from investment operations	1.07		0.38		2.29		(0.57)		0.25		0.65
Distributions from net realized gains	(0.24)		(0.89)		(0.04)		(0.34)		(0.74)		(0.80)
Net asset value, end of period	$13.64		$12.81		$13.32		$11.07		$11.98		$12.47
Total return(iii)	8.60%		3.12%		20.73%		(5.00)%		2.11%		5.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,456		$6,790		$6,472		$7,120		$10,136		$5,808
Ratio of gross expenses to average net assets	3.32	%(iv)	3.41	%(v)	3.29	%(vi)	3.14	%(vii)	2.98	%(viii)	3.23	%(ix)
Ratio of expense reimbursements to average net assets	(0.14)%		—		—		—		—		—
Ratio of net expenses to average net assets	3.18%		3.41%		3.29%		3.14%		2.98%		3.23%
Ratio of net investment loss to average net assets	(2.26)%		(2.79)%		(2.42)%		(2.19)%		(2.28)%		(2.36)%
Portfolio turnover rate	123.62%		181.92%		216.81%		146.73%		178.19%		205.45%

See Notes to Financial Statements.

(i)         Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)       Amount was computed based on average shares outstanding during the period.

(iii)      Does not reflect the effect of sales charges, if applicable.

(iv)       Includes 0.74% related to dividend expense on short positions and interest expense for the period ended 4/30/19.

(v)        Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(vi)       Includes 0.61% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(vii)     Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(viii)    Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

(ix)       Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/14.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z
	Six months ended		Year ended		Year ended		Year ended		Year ended		Year ended
Alger Dynamic Opportunities Fund	4/30/2019(i)		10/31/2018		10/31/2017		10/31/2016		10/31/2015		10/31/2014
Net asset value, beginning of period	$14.07		$14.39		$11.83		$12.64		$12.99		$12.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)		(0.25)		(0.18)		(0.14)		(0.16)		(0.16)
Net realized and unrealized gain (loss) on investments	1.33		0.82		2.78		(0.33)		0.55		0.97
Total from investment operations	1.25		0.57		2.60		(0.47)		0.39		0.81
Distributions from net realized gains	(0.24)		(0.89)		(0.04)		(0.34)		(0.74)		(0.80)
Net asset value, end of period	$15.08		$14.07		$14.39		$11.83		$12.64		$12.99
Total return(iii)	9.19%		4.27%		22.02%		(3.92)%		3.16%		6.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$74,569		$69,002		$48,660		$44,947		$46,966		$29,828
Ratio of gross expenses to average net assets	2.26	%(iv)	2.33	%(v)	2.21	%(vi)	2.07	%(vii)	1.93	%(viii)	2.18	%(ix)
Ratio of expense reimbursements to average net assets	(0.18)%		—		—		—		—		—
Ratio of net expenses to average net assets	2.08%		2.33%		2.21%		2.07%		1.93%		2.18%
Ratio of net investment loss to average net assets	(1.17)%		(1.72)%		(1.34)%		(1.13)%		(1.23)%		(1.29)%
Portfolio turnover rate	123.62%		181.92%		216.81%		146.73%		178.19%		205.45%

See Notes to Financial Statements.

(i)         Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)       Amount was computed based on average shares outstanding during the period.

(iii)      Does not reflect the effect of sales charges, if applicable.

(iv)       Includes 0.74% related to dividend expense on short positions and interest expense for the period ended 4/30/19.

(v)        Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(vi)       Includes 0.61% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(vii)     Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(viii)    Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

(ix)       Includes 0.57% related to dividend expense on short positions and interest expense for the period ended 10/31/14.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class A
Alger Emerging Markets Fund	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$8.77	$11.29	$9.09	$8.55	$9.44	$9.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)	— (iii)	—	(0.01)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	1.29	(2.12)	2.20	0.56	(0.86)	(0.12)
Total from investment operations	1.27	(2.12)	2.20	0.55	(0.89)	(0.13)
Dividends from net investment income	(0.18)	(0.40)	—	(0.01)	—	—
Net asset value, end of period	$9.86	$8.77	$11.29	$9.09	$8.55	$9.44
Total return(iv)	14.83%	(19.46)%	24.20%	6.41%	(9.43)%	(1.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,961	$4,397	$7,141	$5,931	$8,270	$6,931
Ratio of gross expenses to average net assets	2.08%	1.77%	2.05%	2.43%	2.71%	2.99%
Ratio of expense reimbursements to average net assets	(0.50)%	(0.21)%	(0.50)%	(0.83)%	(1.01)%	(1.29)%
Ratio of net expenses to average net assets	1.58%	1.56%	1.55%	1.60%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets	(0.33)%	(0.01)%	0.05%	(0.10)%	(0.31)%	(0.13)%
Portfolio turnover rate	37.71%	105.23%	71.95%	65.84%	84.93%	98.25%

See Notes to Financial Statements.

(i)                          Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)                      Amount was computed based on average shares outstanding during the period.

(iii)                  Amount was less than $0.005 per share.

(iv)                    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class C
Alger Emerging Markets Fund	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$8.36	$10.80	$8.76	$8.30	$9.23	$9.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.08)	(0.06)	(0.06)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	1.24	(2.02)	2.10	0.52	(0.84)	(0.11)
Total from investment operations	1.19	(2.10)	2.04	0.46	(0.93)	(0.19)
Dividends from net investment income	(0.11)	(0.34)	—	—	—	—
Net asset value, end of period	$9.44	$8.36	$10.80	$8.76	$8.30	$9.23
Total return(iii)	14.44%	(20.11)%	23.29%	5.54%	(10.08)%	(2.02)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,262	$2,973	$3,602	$2,849	$2,581	$2,151
Ratio of gross expenses to average net assets	2.83%	2.54%	2.82%	3.21%	3.51%	3.79%
Ratio of expense reimbursements to average net assets	(0.50)%	(0.23)%	(0.52)%	(0.86)%	(1.06)%	(1.34)%
Ratio of net expenses to average net assets	2.33%	2.31%	2.30%	2.35%	2.45%	2.45%
Ratio of net investment loss to average net assets	(1.08)%	(0.75)%	(0.68)%	(0.80)%	(1.01)%	(0.84)%
Portfolio turnover rate	37.71%	105.23%	71.95%	65.84%	84.93%	98.25%

See Notes to Financial Statements.

(i)                          Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)                      Amount was computed based on average shares outstanding during the period.

(iii)                  Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class I
Alger Emerging Markets Fund	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$8.72	$11.22	$9.04	$8.50	$9.38	$9.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	0.01	—	(0.01)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	1.28	(2.11)	2.18	0.55	(0.85)	(0.11)
Total from investment operations	1.26	(2.10)	2.18	0.54	(0.88)	(0.13)
Dividends from net investment income	(0.20)	(0.40)	—	— (iii)	—	—
Net asset value, end of period	$9.78	$8.72	$11.22	$9.04	$8.50	$9.38
Total return(iv)	14.81%	(19.40)%	24.12%	6.39%	(9.38)%	(1.37)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,131	$14,516	$22,848	$14,006	$11,814	$11,451
Ratio of gross expenses to average net assets	1.97%	1.71%	1.96%	2.32%	2.64%	2.92%
Ratio of expense reimbursements to average net assets	(0.52)%	(0.24)%	(0.41)%	(0.72)%	(0.94)%	(1.22)%
Ratio of net expenses to average net assets	1.45%	1.47%	1.55%	1.60%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets	(0.37)%	0.06%	0.03%	(0.06)%	(0.35)%	(0.16)%
Portfolio turnover rate	37.71%	105.23%	71.95%	65.84%	84.93%	98.25%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)             Amount was computed based on average shares outstanding during the period.

(iii)         Amount was less than $0.005 per share.

(iv)           Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Y
Alger Emerging Markets Fund	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	From 5/9/2016 (commencement of operations) to 10/31/2016(ii)
Net asset value, beginning of period	$8.82	$11.31	$9.06	$7.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	(0.01)	0.06	0.07	0.03
Net realized and unrealized gain (loss) on investments	1.31	(2.13)	2.18	1.09
Total from investment operations	1.30	(2.07)	2.25	1.12
Dividends from net investment income	(0.26)	(0.42)	—	—
Net asset value, end of period	$9.86	$8.82	$11.31	$9.06
Total return(iv)	15.17%	(19.04)%	24.83%	14.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3	$4,202	$5,187	$114
Ratio of gross expenses to average net assets	1.54%	1.43%	2.30%	4.86%
Ratio of expense reimbursements to average net assets	(0.59)%	(0.46)%	(1.25)%	(3.81)%
Ratio of net expenses to average net assets	0.95%	0.97%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	(0.13)%	0.54%	0.64%	0.73%
Portfolio turnover rate	37.71%	105.23%	71.95%	65.84%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)             Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii)         Amount was computed based on average shares outstanding during the period.

(iv)           Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z
Alger Emerging Markets Fund	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	From 2/28/2014 (commencement of operations) to 10/31/2014(ii)
Net asset value, beginning of period	$8.85	$11.36	$9.12	$8.56	$9.41	$9.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.01	0.04	0.04	0.02	0.01	0.02
Net realized and unrealized gain (loss) on investments	1.29	(2.12)	2.20	0.56	(0.86)	0.15
Total from investment operations	1.30	(2.08)	2.24	0.58	(0.85)	0.17
Dividends from net investment income	(0.25)	(0.43)	—	(0.02)	—	—
Net asset value, end of period	$9.90	$8.85	$11.36	$9.12	$8.56	$9.41
Total return(iv)	15.17%	(19.07)%	24.56%	6.78%	(9.03)%	1.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$16,429	$19,236	$27,944	$17,568	$4,294	$3,667
Ratio of gross expenses to average net assets	1.71%	1.43%	1.71%	2.07%	2.55%	3.35%
Ratio of expense reimbursements to average net assets	(0.72)%	(0.39)%	(0.46)%	(0.82)%	(1.30)%	(2.10)%
Ratio of net expenses to average net assets	0.99%	1.04%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.25%	0.39%	0.38%	0.29%	0.20%	0.29%
Portfolio turnover rate	37.71%	105.23%	71.95%	65.84%	84.93%	98.25%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)             Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii)         Amount was computed based on average shares outstanding during the period.

(iv)           Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Funds II (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board Accounting Standards Codification 946-Financial Services — Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in four funds—Alger Spectra Fund, Alger Responsible Investing Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A shares, Class C shares, Class I shares, Class Y shares and Class Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the tenth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may convert to Class A shares earlier. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Class I shares, Class Y shares and Class Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

Alger Spectra Fund started offering Class Y shares on December 3, 2018.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (“Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                Level 1 — quoted prices in active markets for identical investments

•                Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment adviser and officers of the Trust. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s price.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and Cash Equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options. Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire unexercised are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(g) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets including borrowings, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Funds’ Custodian (“BBH” or the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of April 30, 2019.

(h) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year-end and have no impact on the net asset values of the Funds, and are designed to present each Fund’s capital accounts on a tax basis.

(i) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the tax returns for Alger Spectra Fund, Alger Responsible Investing Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund remains open for the tax years 2015-2018. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(j) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(k) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of normal recurring nature.

(l) Recent Accounting Pronouncement: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

Management is currently evaluating the application of ASU 2018-13 and its impact, if any, on the Funds’ financial statements.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2019, is set forth below under the heading “Actual Rate”:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Spectra Fund(a)	0.90%	0.75%	0.65%	0.55%	0.45%	0.77%
Alger Responsible Investing Fund(b)	0.71	0.65	—	—	—	0.71
Alger Dynamic Opportunities Fund(b)	1.20	1.00	—	—	—	1.20
Alger Emerging Markets Fund(c)	0.75	—	—	—	—	0.75

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $4 billion, Tier 3 rate is paid on assets between $4 billion and $6 billion, Tier 4 rate is paid on assets between $6 billion and $8 billion, and Tier 5 rate is paid on assets in excess of $8 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(c) Tier 1 rate is paid on all assets.

The sub-advisor to the Alger Dynamic Opportunities Fund, Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Advisor”), an affiliate of Alger Management, is paid a fee, out of the management fee that Alger Management received at no additional cost to the Alger Dynamic Opportunities Fund, which is equal to 70% of the net management fee paid by the Alger Dynamic Opportunities Fund to Alger Management with respect to the sub-advised assets. For the six months ended April 30, 2019, Alger Management paid a sub-advisory fee of $198,250 to Weatherbie. Weatherbie began subadvising the Alger Dynamic Opportunities Fund in 2017.

Alger Management has agreed to expense caps for several share classes, effective through February 28, 2021, whereby it reimburses the share classes if annualized operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage and extraordinary expenses, and, for all Funds other than Alger Dynamic Opportunities Fund, excluding dividend expense on short sales and borrowing costs) exceed the rates, based on average daily net assets, listed below:

										FEES WAIVED /
										REIMBURSED FOR
										THE SIX MONTHS
	CLASS									ENDED
	A		C		I	Y		Z		APRIL 30, 2019
Alger Spectra Fund	—		—		—	0.79	%*	—		$3,416
Alger Responsible Investing Fund	1.35%		—		—	—		0.95	%**	29,095
Alger Dynamic Opportunities Fund	2.00	***	2.75	%***	—	—		1.75	***	85,874
Alger Emerging Markets Fund	1.55	****	2.30	****	1.45%	0.95		0.99		104,105

* Effective December 3, 2018, inception of the Class.

** Prior to March 1, 2019, the expense cap for the Alger Responsible Investing Fund Class Z was 0.90%.

*** From March 1, 2019 through March 14, 2019, the expense cap for the Alger Dynamic Opportunities Fund Class A was 1.75%,

Class C was 2.55% and Class Z was 1.45%. Prior to March 1, 2019, the expense cap for the Alger Dynamic Opportunities Fund

Class A was 1.95%, Class C was 2.70% and Class Z was 1.60%. The prior expense caps did not include dividend expense on short sales and borrowing costs.

**** Prior to March 1, 2019, the expense cap for the Alger Emerging Markets Fund Class A was 1.60% and Class C was 2.35%.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Management may, during the first year of the expense reimbursement contract, recoup any expenses waived or reimbursed pursuant to the expense reimbursement contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment. For the six months ended April 30, 2019, the recoupments made by the Alger Spectra Fund to the Investment Manager were $57. As of April 30, 2019, the total repayments that may potentially be made by the Funds to the Investment Manager for the Alger Responsible Investing Fund and Alger Emerging Markets Fund are $54,883 and $181,872, respectively, which will expire February 28, 2020.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution Fees: The Trust has adopted a distribution plan pursuant to which Class A shares, Class C shares and Class I shares of each Fund pay Fred Alger & Company, Incorporated, the distributor (“Alger Inc.”), a fee at the annual rate listed below of the respective average daily net assets of the share class of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the share class and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.

FEE
SHARE CLASS	RATE
A	0.25%
C	1.00
I	0.25

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2019, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger Inc., were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Spectra Fund	$2,132	$26,677
Alger Responsible Investing Fund	767	48
Alger Dynamic Opportunities Fund	—	348
Alger Emerging Markets Fund	68	1,401

(e) Brokerage Commissions: During the six months ended April 30, 2019, Alger Spectra Fund, Alger Responsible Investing Fund and Alger Dynamic Opportunities Fund paid Alger Inc., an affiliate of Alger Management, $318,823, $1,057 and $21,910, respectively, in connection with securities transactions.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management for its liaison and administrative oversight of DST Asset Manager Solutions, Inc., the transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets of the Class I shares, Class Y shares and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the six months ended April 30, 2019, Alger Management charged back to Alger Spectra Fund, Alger Responsible Investing Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund $770,192, $14,704, $10,165 and $6,373, respectively, for these services, which are included in transfer agent fees and expenses in the accompanying Statements of Operations.

(g) Trustee Fees: Prior to January 1, 2019, each Independent Trustee receives a fee of $112,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds, The Alger Portfolios and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

Effective January 1, 2019, each Independent Trustee receives a fee of $122,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds engage in purchase and sale transactions with other funds advised by Alger Management. For the six months ended April 30, 2019, these purchases and sales were as follows:

	PURCHASES	SALES	REALIZED GAIN
Alger Spectra Fund	$—	$17,260,297	$335,397

(i) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of April 30, 2019.

During the six months ended April 30, 2019, Alger Spectra Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund incurred interfund loan interest expense of $37,749, $47 and $3,179, respectively, and Alger Spectra Fund earned interfund loan interest income of $1,198, which is included in interest from unaffiliated securities in the accompanying Statements of Operations.

(j) Other Transactions with Affiliates: Certain officers of the Trust are directors or officers of Alger Management and Alger Inc. At April 30, 2019, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	C	I	Y	Z
Alger Spectra Fund	2,006,221	—	18,848	4,791	120,366
Alger Responsible Investing Fund	—	—	—	—	231,211
Alger Dynamic Opportunities Fund	—	119	—	—	2,083,750
Alger Emerging Markets Fund	109	105	—	—	333

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than U.S. Government securities, short-term securities, purchased options and short sales, for the six months ended April 30, 2019:

	PURCHASES	SALES
Alger Spectra Fund	$2,868,322,494	$2,656,981,706
Alger Responsible Investing Fund	3,141,954	8,108,692
Alger Dynamic Opportunities Fund	107,372,025	113,420,041
Alger Emerging Markets Fund	12,351,940	31,830,065

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowing:

The Funds may borrow from the Custodian on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon the London Interbank Offered Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the six months ended April 30, 2019, the Funds had the following borrowings:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Spectra Fund	$8,175,380	4.12%
Alger Dynamic Opportunities Fund	20,874	4.35
Alger Emerging Markets Fund	215,071	3.18

The highest amount borrowed from the Custodian and other funds during the six months ended April 30, 2019, for each Fund was as follows:

HIGHEST BORROWING
Alger Spectra Fund	$88,372,207
Alger Dynamic Opportunities Fund	2,915,908
Alger Emerging Markets Fund	11,008,307

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2019		OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	3,926,474	$78,607,785	8,297,098	$184,216,705
Shares converted from Class C	1,116	23,815	25,658	607,223
Dividends reinvested	5,617,288	103,866,208	3,558,411	73,338,846
Shares redeemed	(7,763,643)	(157,218,818)	(34,448,324)	(761,262,827)
Net increase (decrease)	1,781,235	$25,278,990	(22,567,157)	$(503,100,053)
Class C:
Shares sold	2,185,850	$38,991,254	3,697,028	$75,495,200
Shares converted to Class A	(1,239)	(23,815)	(28,035)	(607,223)
Dividends reinvested	4,036,584	67,410,961	2,125,953	40,328,172
Shares redeemed	(4,381,339)	(79,099,628)	(8,123,202)	(166,819,444)
Net increase (decrease)	1,839,856	$27,278,772	(2,328,256)	$(51,603,295)
Class I:
Shares sold	3,940,976	$80,825,745	11,085,825	$253,074,983
Dividends reinvested	3,768,083	70,463,710	2,087,291	43,457,405
Shares redeemed	(9,133,016)	(190,500,819)	(14,744,211)	(328,994,961)
Net decrease	(1,423,957)	$(39,211,364)	(1,571,095)	$(32,462,573)
Class Y:*
Shares sold	830,871	$18,412,320	—	$—
Dividends reinvested	497	9,454	—	—
Shares redeemed	(1,142)	(24,567)	—	—
Net increase	830,226	$18,397,207	—	$—
Class Z:
Shares sold	18,078,688	$372,753,844	48,920,279	$1,105,350,091
Dividends reinvested	14,049,011	267,491,320	6,557,963	138,307,144
Shares redeemed	(23,110,100)	(480,044,611)	(32,495,076)	(743,094,281)
Net increase	9,017,599	$160,200,553	22,983,166	$500,562,954

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2019		FOR THE YEAR ENDED OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Responsible Investing Fund
Class A:
Shares sold	219,146	$2,215,741	519,511	$5,563,220
Shares converted from Class C	1,816	18,385	—	—
Dividends reinvested	172,302	1,597,239	382,402	3,831,666
Shares redeemed	(427,350)	(4,295,953)	(1,090,412)	(11,802,642)
Net decrease	(34,086)	$(464,588)	(188,499)	$(2,407,756)
Class C:
Shares sold	24,217	$213,773	57,251	$554,946
Shares converted to Class A	(2,020)	(18,385)	—	—
Dividends reinvested	43,504	363,255	83,578	765,573
Shares redeemed	(93,614)	(864,580)	(95,790)	(947,118)
Net increase (decrease)	(27,913)	$(305,937)	45,039	$373,401
Class I:
Shares sold	15,504	$161,117	235,799	$2,600,223
Dividends reinvested	73,892	684,239	173,672	1,738,454
Shares redeemed	(260,329)	(2,625,334)	(412,026)	(4,382,096)
Net decrease	(170,933)	$(1,779,978)	(2,555)	$(43,419)
Class Z:
Shares sold	121,703	$1,282,847	534,941	$5,922,761
Dividends reinvested	83,776	785,821	143,176	1,443,217
Shares redeemed	(137,887)	(1,391,471)	(234,582)	(2,526,132)
Net increase	67,592	$677,197	443,535	$4,839,846

Alger Dynamic Opportunities Fund
Class A:
Shares sold	415,480	$5,794,488	995,303	$13,971,501
Shares converted from Class C	—	—	1,497	21,171
Dividends reinvested	40,161	506,834	129,388	1,685,930
Shares redeemed	(642,031)	(8,575,599)	(1,013,238)	(14,092,548)
Net increase (decrease)	(186,390)	$(2,274,277)	112,950	$1,586,054
Class C:
Shares sold	70,762	$865,034	148,601	$1,964,706
Shares converted to Class A	—	—	(1,601)	(21,171)
Dividends reinvested	10,612	124,689	32,465	397,699
Shares redeemed	(64,456)	(812,428)	(135,528)	(1,750,026)
Net increase	16,918	$177,295	43,937	$591,208
Class Z:
Shares sold	896,827	$12,938,865	2,363,236	$34,308,399
Dividends reinvested	89,096	1,152,905	224,252	2,987,036
Shares redeemed	(945,417)	(12,968,401)	(1,065,231)	(15,097,387)
Net increase	40,506	$1,123,369	1,522,257	$22,198,048

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2019		FOR THE YEAR ENDED OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Emerging Markets Fund
Class A:
Shares sold	72,640	$666,930	305,664	$3,473,893
Shares converted from Class C	—	—	130	1,332
Dividends reinvested	9,118	78,231	23,057	251,780
Shares redeemed	(79,986)	(728,524)	(459,930)	(4,851,530)
Net increase (decrease)	1,772	$16,637	(131,079)	$(1,124,525)
Class C:
Shares sold	25,295	$217,329	132,635	$1,435,730
Shares converted to Class C	—	—	(136)	(1,332)
Dividends reinvested	4,775	39,348	11,022	115,617
Shares redeemed	(40,004)	(358,807)	(121,669)	(1,207,585)
Net increase (decrease)	(9,934)	$(102,130)	21,852	$342,430
Class I:
Shares sold	41,496	$382,342	404,025	$4,452,618
Dividends reinvested	13,314	113,436	65,609	712,510
Shares redeemed	(1,297,186)	(11,098,485)	(841,305)	(8,997,917)
Net decrease	(1,242,376)	$(10,602,707)	(371,671)	$(3,832,789)
Class Y:
Dividends reinvested	14,411	$123,498	17,512	$191,397
Shares redeemed	(490,378)	(4,175,952)	—	—
Net increase (decrease)	(475,967)	$(4,052,454)	17,512	$191,397
Class Y-2:
Dividends reinvested	—	$—	526	$5,738
Shares redeemed	—	—	(13,124)	(115,834)
Net decrease	—	$—	(12,598)	$(110,096)
Class Z:
Shares sold	386,242	$3,500,974	1,398,791	$15,075,990
Dividends reinvested	62,396	536,603	96,004	1,053,169
Shares redeemed	(962,320)	(8,686,579)	(1,781,904)	(19,128,297)
Net decrease	(513,682)	$(4,649,002)	(287,109)	$(2,999,138)

* Class inception date December 3, 2018.

NOTE 7 — Income Tax Information:

At October 31, 2018, Alger Emerging Markets Fund, for federal income tax purposes, had capital loss carryforwards of $4,109,915. These amounts will not be subject to expiration under the Regulated Investment Company Modernization Act of 2010, and these amounts may be applied against future net realized gains until their utilization.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements

The following is a summary of the inputs used as of April 30, 2019, in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Spectra Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$814,466,549		$814,466,549	—	—
Consumer Discretionary	1,371,538,927		1,355,377,689	$16,161,238	—
Consumer Staples	74,866,368		74,866,368	—	—
Energy	19,518,600		19,518,600	—	—
Financials	383,156,036		383,156,036	—	—
Health Care	1,056,965,477		1,056,965,477	—	—
Industrials	556,067,617		556,067,617	—	—
Information Technology	2,198,226,209		2,194,382,367	1,841,163	$2,002,679
Materials	183,604,953		183,604,953	—	—
TOTAL COMMON STOCKS	$6,658,410,736		$6,638,405,656	$18,002,401	$2,002,679
PREFERRED STOCKS
Health Care	7,442,654		—	—	7,442,654
Information Technology	9,231,625		—	—	9,231,625
TOTAL PREFERRED STOCKS	$16,674,279		—	—	$16,674,279
REAL ESTATE INVESTMENT TRUST
Real Estate	45,175,648		45,175,648	—	—
SPECIAL PURPOSE VEHICLE
Financials	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$6,720,260,663		$6,683,581,304	$18,002,401	$18,676,958
SECURITIES SOLD SHORT COMMON STOCKS
Communication Services	19,530,190		19,530,190	—	—
Consumer Discretionary	104,532,575		104,532,575	—	—
Financials	57,977,516		57,977,516	—	—
Health Care	34,298,160		34,298,160	—	—
Industrials	58,011,916		58,011,916	—	—
Information Technology	74,471,975		74,471,975	—	—
Market Indices	9,148,371		9,148,371	—	—
Materials	15,715,743		15,715,743	—	—
Miscellaneous	30,996,528		30,996,528	—	—
TOTAL COMMON STOCKS	$404,682,974		$404,682,974	—	—
REAL ESTATE INVESTMENT TRUST
Real Estate	36,471,884		36,471,884	—	—
TOTAL SECURITIES SOLD SHORT	$441,154,858		$441,154,858	—	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Responsible Investing Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$5,643,191		$5,643,191	—	—
Consumer Discretionary	11,924,839		11,924,839	—	—
Consumer Staples	2,638,306		2,638,306	—	—
Energy	251,212		251,212	—	—
Financials	2,515,949		2,515,949	—	—
Health Care	5,869,976		5,869,976	—	—
Industrials	7,030,589		7,030,589	—	—
Information Technology	22,421,592		22,421,592	—	—
Materials	625,190		625,190	—	—
TOTAL COMMON STOCKS	$58,920,844		$58,920,844	—	—
REAL ESTATE INVESTMENT TRUST
Real Estate	1,062,585		1,062,585	—	—
TOTAL INVESTMENTS IN SECURITIES	$59,983,429		$59,983,429	—	—

Alger Dynamic Opportunities Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$7,250,047		$6,675,550	$574,497	—
Consumer Discretionary	17,370,827		17,102,908	267,919	—
Consumer Staples	565,299		565,299	—	—
Energy	1,951,324		1,951,324	—	—
Financials	5,244,784		5,244,784	—	—
Health Care	24,755,812		24,755,812	—	—
Industrials	15,334,175		15,334,175	—	—
Information Technology	19,289,272		19,251,287	—	$37,985
Real Estate	3,129,192		3,129,192	—	—
Utilities	764,344		764,344	—	—
TOTAL COMMON STOCKS	$95,655,076		$94,774,675	$842,416	$37,985
MASTER LIMITED PARTNERSHIP
Financials	536,104		536,104	—	—
PREFERRED STOCKS
Health Care	83,250		—	—	83,250
Information Technology	154,911		—	—	154,911
TOTAL PREFERRED STOCKS	$238,161		—	—	$238,161
PURCHASED OPTIONS
Consumer Discretionary	37,680		37,680	—	—
Health Care	329,650		153,450	176,200	—
Industrials	10,270		10,270	—	—
Information Technology	30,431		—	30,431	—
Miscellaneous	389,580		—	389,580	—
Real Estate	21,700		—	21,700	—
TOTAL PURCHASED OPTIONS	$819,311		$201,400	$617,911	—
REAL ESTATE INVESTMENT TRUST
Real Estate	530,917		530,917	—	—
RIGHTS
Health Care	358,147	**	—	—	358,147	**
SPECIAL PURPOSE VEHICLE
Financials	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$98,137,716		$96,043,096	$1,460,327	$634,293

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Dynamic Opportunities Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
SECURITIES SOLD SHORT COMMON STOCKS
Communication Services	$1,973,073	$1,973,073	—	—
Consumer Discretionary	10,466,579	10,266,602	$199,977	—
Energy	966,908	966,908	—	—
Exchange Traded Funds	191,290	191,290	—	—
Financials	3,199,387	3,199,387	—	—
Health Care	7,003,601	6,831,128	172,473	—
Industrials	6,168,332	6,168,332	—	—
Information Technology	5,725,028	5,725,028	—	—
Market Indices	1,651,772	1,651,772	—	—
Materials	265,668	265,668	—	—
Real Estate	1,431,056	1,431,056	—	—
TOTAL COMMON STOCKS	$39,042,694	$38,670,244	$372,450	—
MASTER LIMITED PARTNERSHIP
Financials	1,189	1,189	—	—
REAL ESTATE INVESTMENT TRUST
Real Estate	5,432,694	5,432,694	—	—
TOTAL SECURITIES SOLD SHORT	$44,476,577	$44,104,127	$372,450	—

Alger Emerging Markets Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$2,104,007		$363,819	$1,740,188	—
Consumer Discretionary	6,236,415		2,680,264	3,556,151	—
Consumer Staples	2,559,888		563,582	1,996,306	—
Energy	2,070,439		475,827	1,594,612	—
Financials	6,840,633		1,752,531	5,088,102	—
Health Care	1,309,772		258,784	1,050,988	—
Industrials	817,641		611,934	205,707	—
Information Technology	4,231,212		448,507	3,782,705	—
Materials	1,024,962		152,336	872,626	—
Real Estate	497,933		—	497,933	—
Utilities	195,634		—	195,634	—
TOTAL COMMON STOCKS	$27,888,536		$7,307,584	$20,580,952	—
REAL ESTATE INVESTMENT TRUST
Real Estate	199,934		199,934	—	—
SPECIAL PURPOSE VEHICLE
Financials	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$28,088,470		$7,507,518	$20,580,952	—

*Alger Spectra Fund’s, Alger Dynamic Opportunities Fund’s and Alger Emerging Market Fund’s holdings of JS Kred SPV I, LLC shares are classified as a Level 3 investment and fair valued at zero as of April 30, 2019.

**Alger Dynamic Opportunities Fund’s holdings of Adolor Corp.’s rights are classified as a Level 3 investment and fair valued at zero as of April 30, 2019.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Spectra Fund	Common Stocks
Opening balance at November 1, 2018	$2,002,679
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	2,002,679
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$—

Alger Spectra Fund	Preferred Stocks
Opening balance at November 1, 2018	$20,243,744
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(3,569,465)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	16,674,279
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$(3,569,465)

Special Purpose
Alger Spectra Fund	Vehicle
Opening balance at November 1, 2018	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	0	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Common Stocks
Opening balance at November 1, 2018	$37,985
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	37,985
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$—

Alger Dynamic Opportunities Fund	Preferred Stocks
Opening balance at November 1, 2018	$284,964
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(46,803)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	238,161
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$(46,803)

Alger Dynamic Opportunities Fund	Rights
Opening balance at November 1, 2018	$355,083	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	3,064
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	358,147	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$3,064

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Dynamic Opportunities Fund	Vehicle
Opening balance at November 1, 2018	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	0	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$—

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Emerging Markets Fund	Vehicle
Opening balance at November 1, 2018	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	0	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$—

* Includes securities that are fair valued at zero.

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of April 30, 2019. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to our fair value measurements.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Fair Value
	April 30,	Valuation	Unobservable		Weighted
	2019	Methodology	Input	Input/Range	Average Inputs
Alger Spectra Fund
Common Stocks	$2,002,679	Market Approach	Market Quotation	N/A*	N/A

Preferred Stocks	5,853,144	Income Approach	Discount Rate	48.00%-53.00%	N/A

Preferred Stocks	10,821,135	Market Approach	Time to Exit	2.5 years	N/A
			Volatility	70.50%	N/A
			Market Quotation	N/A*	N/A
Special Purpose Vehicle	0	Market Approach	Revenue Multiple	4.55x-5.05x	N/A

Alger Dynamic Opportunities Fund
Common Stocks	$37,985	Market Approach	Market Quotation	N/A*	N/A

Preferred Stocks	154,911	Market Approach	Market Quotation	N.A*	N/A

Preferred Stocks	83,250	Income Approach	Discount Rate	48.00%-53.00%	N/A

Rights	358,147	Income Approach	Discount Rate	7.77%-8.05%	N/A
			Probability of Success	0.00%	N/A
Special Purpose Vehicle	0	Market Approach	Revenue Multiple	4.55x-5.05x	N/A

Alger Emerging Markets Fund
Special Purpose Vehicle	$0	Market Approach	Revenue Multiple	4.55x-5.05x	N/A

* The Fund utilized a market approach to fair value this security. The significant unobservable input used in the valuation model was a private sale available to the Fund at April 30, 2019.

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

During the six months ended April 30, 2019, Alger Dynamic Opportunities Fund transferred securities totaling $389,580, from Level 1 to Level 2, utilizing fair value adjusted prices rather than exchange listed prices.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

During the six months ended April 30, 2019, Alger Emerging Markets Fund transferred security totaling $301,971, from Level 2 to Level 1, utilizing listed prices rather than fair value adjusted prices.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2019, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign Cash and Cash Equivalents:
Alger Spectra Fund	$156,967	$156,967	—	—
Collateral held for short sales*	47,833,131	47,833,131	—	—
Bank overdraft	(6,257,555)	—	$(6,257,555)	—
Alger Responsible Investing Fund	2,022,034	—	2,022,034	—
Alger Dynamic Opportunities Fund	24,548,901	—	24,548,901	—
Collateral held for short sales*	30,533,834	30,533,834	—	—
Alger Emerging Markets Fund	544,365	318,017	226,348	—

* The collateral held for short sales balance represents restricted cash held at prime brokers as of April 30, 2019.

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indexes. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended April 30, 2019, options were used in accordance with these objectives.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract. The purchased options included on the Statement of Assets and Liabilities are exchange traded and not subject to offsetting.

Alger Dynamic Opportunities Fund	ASSET DERIVATIVES 2019		LIABILITY DERIVATIVES 2019
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$819,311	—	$—
Total		$819,311		$—

For the six months ended April 30, 2019, Alger Dynamic Opportunities Fund had option purchases of $1,276,073 and option sales of $1,233,049. The average volume of contracts for purchased options for the six months ended April 30, 2019, is $1,352,490 market value. The effect of derivative instruments on the accompanying Statement of Operations for the six months ended April 30, 2019, is as follows:

NET REALIZED (LOSS) ON OPTIONS

Alger Dynamic Opportunities Fund Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(183,295)
Written Options	—
Total	$(183,295)

NET CHANGE IN UNREALIZED DEPRECIATION ON OPTIONS

Alger Dynamic Opportunities Fund Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(691,562)
Total	$(691,562)

NOTE 10 — Principal Risks:

Alger Spectra Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology and health care companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Short sales could increase market exposure, magnifying losses and increasing volatility. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities.

Alger Responsible Investing Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

sensitive to market, political, and economic developments. The environmental, social and governance investment criteria may limit the number of investment opportunities available, and as a result, returns may be lower than vehicles not subject to such considerations. A significant portion of assets may be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

Alger Dynamic Opportunities Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Short sales could increase market exposure, magnifying losses and increasing volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Emerging Markets Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Emerging Markets securities involves special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility.

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the six months ended April 30, 2019. Purchase and sale transactions, interest income and dividend income earned during the year were as follows:

Security	Shares/ Par at October 31, 2018	Purchases/ Conversion	Sales/ Conversion	Shares/ Par at Dividend/ April 30, 2019	Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at April 30, 2019

Alger Spectra Fund Common Stocks Prosetta Biosciences, Inc., Series D	2,912,012	—	—	2,912,012	—	—	$(3,290,574)	$5,853,144

Total					—	—	$(3,290,574)	$5,853,144

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Security	Shares/ Par at October 31, 2018	Purchases/ Conversion	Sales/ Conversion	Shares/ Par at Dividend/ April 30, 2019	Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at April 30, 2019
Alger Dynamic Opportunities Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	41,418	—	—	41,418	—	—	$(46,803)	$83,250

Total					—	—	$(46,803)	$83,250

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2019, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure other than the Funds entering into a new transfer agency agreement with UMB Funds Services, Inc. effective October 5, 2019.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2018 and ending April 30, 2019.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During the Six Months Ended April 30, 2019(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2019(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$1,070.30	$6.62	1.29%
	Hypothetical(c)	1,000.00	1,018.40	6.46	1.29
Class C	Actual	1,000.00	1,115.70	10.75	2.05
	Hypothetical(c)	1,000.00	1,014.63	10.24	2.05
Class I	Actual	1,000.00	1,129.90	6.76	1.28
	Hypothetical(c)	1,000.00	1,018.45	6.41	1.28
Class Y	Actual	1,000.00	1,094.20	4.21	0.81
	Hypothetical(c)	1,000.00	1,020.78	4.06	0.81
Class Z	Actual	1,000.00	1,132.00	5.07	0.96
	Hypothetical(c)	1,000.00	1,020.03	4.81	0.96

Alger Responsible Investing Fund
Class A	Actual	$1,000.00	$1,057.90	$6.89	1.35%
	Hypothetical(c)	1,000.00	1,018.10	6.76	1.35
Class C	Actual	1,000.00	1,102.80	11.42	2.19
	Hypothetical(c)	1,000.00	1,013.93	10.94	2.19
Class I	Actual	1,000.00	1,117.00	7.19	1.37
	Hypothetical(c)	1,000.00	1,018.00	6.85	1.37
Class Z	Actual	1,000.00	1,119.50	4.83	0.92
	Hypothetical(c)	1,000.00	1,020.23	4.61	0.92

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$1,032.60	$12.15	2.41%
	Hypothetical(c)	1,000.00	1,012.84	12.03	2.41
Class C	Actual	1,000.00	1,076.00	16.37	3.18
	Hypothetical(c)	1,000.00	1,009.03	15.84	3.18
Class Z	Actual	1,000.00	1,091.90	10.79	2.08
	Hypothetical(c)	1,000.00	1,014.48	10.39	2.08

Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$1,087.50	$8.18	1.58%
	Hypothetical(c)	1,000.00	1,016.96	7.90	1.58
Class C	Actual	1,000.00	1,134.40	12.33	2.33
	Hypothetical(c)	1,000.00	1,013.24	11.63	2.33
Class I	Actual	1,000.00	1,148.10	7.72	1.45
	Hypothetical(c)	1,000.00	1,017.60	7.25	1.45
Class Y	Actual	1,000.00	1,151.70	5.07	0.95
	Hypothetical(c)	1,000.00	1,020.08	4.76	0.95
Class Z	Actual	1,000.00	1,151.70	5.28	0.99
	Hypothetical(c)	1,000.00	1,019.89	4.96	0.99

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

(a)    Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)    Annualized.

(c)    5% annual return before expenses.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes —to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Focus Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?

We collect your personal information, for example, when you:
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes — information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.
•  Our affiliates include Fred Alger Management, Inc., Weatherbie Capital, LLC and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their complete schedules of portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Previously, the Funds made their complete schedules of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-PORT. The Funds’ Forms N-CSR, N-PORT and N-Q are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/ sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Trust’s Chief Compliance Officer, President, Secretary or Assistant Secretary.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Funds. Such information may include, but not be limited to, characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS II

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

Attn: Alger Funds

430 W 7th Street

STE 219432

Kansas City, MO 64105-1407

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOY INK

AFISAR

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/Hal Liebes
Hal Liebes
President

Date: June 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes
Hal Liebes
President

Date: June 25, 2019

By:	/s/Michael D. Martins
Michael D. Martins
Treasurer

Date: June 25, 2019